CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY FINANCIAL STATEMENTS

FOR THE YEARS ENDED December 31, 2021, 2020, AND 2019

Report of Independent Auditors

To the Board of Directors of Connecticut General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of Connecticut General Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2021 and 2020, and the related statutory statements of income and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Financial Data, Supplemental Summary Investment Schedule, Supplemental Investment Risk Interrogatories, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “Supplemental Schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Hartford, Connecticut

April 25, 2022

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY BALANCE SHEETS

(in millions, except share information)
As of December 31,	2021	2020
ASSETS
Cash and invested assets:
Cash, cash equivalents and short-term investments	$127	$60
Bonds, principally at amortized cost (fair value, $3,890; $4,147)	3,145	3,250
Common stocks, see Note 1 (cost, $1,748, $1,723)	5,706	5,965
Preferred stock, principally at cost (fair value, $1; $2)	1	2
Commercial mortgage loans	304	270
Policy loans	1,246	1,251
Other invested assets	531	526
Total cash and invested assets	11,060	11,324
Amounts due from reinsurers	37	18
Amounts receivable relating to uninsured plans	1	—
Deferred tax assets	31	23
Premiums and considerations receivable	(9)	8
Accrued investment income	69	71
Receivables from parent, subsidiaries and affiliates	14	6
Other assets	5	106
Total assets excluding separate accounts	11,208	11,556
Separate accounts assets	10,252	9,932
Total assets	$21,460	$21,488

LIABILITIES
Aggregate reserves for life, accident and health policies and contracts	$4,084	$4,148
Contract claims – Life, Accident, and Health	107	114
Other policy and contract liabilities	17	7
Accrued commissions, expenses and taxes	129	144
Remittance and items not allocated	21	20
Asset valuation reserve	107	107
Interest maintenance reserve	302	328
Notes payable	—	25
Payable to parent, subsidiaries and affiliates	2	32
Other liabilities	125	114
Total liabilities excluding separate accounts	4,894	5,039
Separate accounts liabilities	10,180	9,865
Total liabilities	$15,074	$14,904

CAPITAL AND SURPLUS
Capital stock ($5 par value; 5,978,322 shares authorized, issued and outstanding)	$30	$30
Paid in surplus	2,792	2,766
Unassigned funds/(surplus)	3,563	3,788
Total capital and surplus	6,385	6,584
Total liabilities and capital and surplus	$21,460	$21,488

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

(in millions)
For the years ended December 31,	2021	2020	2019
REVENUES
Premiums and annuity and other considerations	$142	$315	$311
Commissions and expense allowances on reinsurance ceded	27	29	29
Net investment income and amortization of interest maintenance reserve	2,792	2,033	2,020
Separate Accounts net gain from operations excluding unrealized gains or losses	66	72	64
Other income	45	35	34
Total	3,072	2,484	2,458

BENEFITS AND EXPENSES
Benefits expense	485	583	680
Interest on policy or contract funds	19	22	22
Decrease in policy reserves	(64)	(36)	(117)
Commissions expense	6	11	11
Insurance taxes, licenses and fees	5	12	11
General insurance expenses and taxes	64	53	59
Net transfers to or (from) Separate Accounts net of reinsurance	(86)	(35)	(61)
Policyholder dividends	—	—	(1)
Total	429	610	604

INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME TAXES	2,643	1,874	1,854
Federal and foreign income taxes	9	7	3

INCOME FROM OPERATIONS	2,634	1,867	1,851
Realized capital gains (loss), net of taxes and interest maintenance reserve	(12)	(20)	31

NET INCOME	2,622	1,847	1,882
Dividends paid to stockholder	(2,550)	(1,874)	(1,847)
Additional paid-in surplus	26	387	—
Change in:
Net unrealized capital gain/(loss)	(261)	359	400
Net unrealized foreign exchange capital gain/(loss)	(3)	2	—
Net deferred income tax	(8)	32	(28)
Nonadmitted assets	(10)	(33)	42
Asset valuation reserve	—	(23)	7
Surplus as a result of reinsurance	(16)	(16)	(16)
Other	1	(31)
Net increase/(decrease) in capital and surplus	(199)	650	440

Capital and surplus, beginning of year	6,584	5,934	5,494

CAPITAL AND SURPLUS, End of Year	$6,385	$6,584	$5,934

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF CASH FLOWS

(in millions)
For the years ended December 31,	2021	2020	2019
NET CASH FROM OPERATIONS
Premiums and annuity and other considerations	$170	$279	$312
Net investment income	2,772	2,021	1,968
Miscellaneous income	118	115	113
Total revenues received	3,060	2,415	2,392
Benefits and loss related payments	530	578	701
Commissions, expenses and taxes	97	90	129
Net transfers from separate accounts	(86)	(35)	(61)
Total benefits, expenses and transfers paid	541	633	769
Federal and foreign income taxes (recovered) paid	(3)	59	(3)
Dividends paid to policyholders	—	—	(1)
Total expenses paid	538	692	765
Net cash provided by operations	2,522	1,723	1,627

NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	395	600	429
Stocks	6	22	5
Commercial mortgage loans	32	84	35
Real Estate	1	—	—
Other invested assets	81	64	77
Other	24	25	71
Net proceeds from investments sold, matured or repaid	539	795	617
Cost of investments acquired:
Bonds	(301)	(349)	(211)
Stocks	(26)	(387)	(1)
Commercial mortgage loans	(66)	(88)	(27)
Other invested assets	(39)	(50)	(56)
Other	(109)	(107)	(52)
Net cost of investments acquired	(541)	(981)	(347)
Net increase in policy loans and premium notes	6	4	64
Net cash provided by or (used in) investment activities	4	(182)	334

NET CASH FROM FINANCING
Capital and paid in surplus	26	387	—
Borrowed funds	—	—	(100)
Dividends paid	(2,550)	(1,874)	(1,847)
Net contributions on deposit-type contract funds and other insurance liabilities	—	(83)	—
Notes payable - affiliate	—	25	—
Other sources (uses)	65	(47)	21
Net cash used in financing activities	(2,459)	(1,592)	(1,926)
Net increase (decrease) in cash, cash equivalents and short-term investments	67	(52)	36
Cash, cash equivalents and short-term investments, beginning of year	60	112	76
Cash, cash equivalents and short-term investments, end of year	$127	$60	$112

The Company reported the following non-cash operating, investing and financing activities:	2021	2020	2019
Exchanging noncash assets and liabilities for other noncash assets or liabilities	7	40	76

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN

Nature of Operations

Connecticut General Life Insurance Company (the Company) is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of Cigna Corporation (Cigna). The Company and its subsidiaries are major providers of health care and related benefits in the U.S., the majority of which are offered through employers and other groups (e.g. unions and associations). Principal products and services are group life and health insurance. In addition, the Company has international operations that offer products (that are generally similar to those offered domestically) to businesses and individuals in selected markets. The Company also has certain run-off operations including individual insurance, group retirement and reinsurance operations. The Company is domiciled in the state of Connecticut and licensed in all states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Canada.

COVID-19 Impact

Cigna, the ultimate parent of the Company, closely monitors the evolving dynamics of the COVID-19 pandemic. Cigna’s commitment to the health, well-being and peace of mind of its employees and the people it serves remains the primary focus as the pandemic continues to impact all aspects of daily life. Cigna is leveraging its resources, expertise, data and actionable intelligence to assist customers, clients and care providers navigate the evolving dynamics of the pandemic. Cigna continues to encourage COVID-19 vaccinations across all eligible populations to help control the spread of the virus, limit the severity of the disease and save lives. Cigna has also expanded access to testing, care and supportive resources to help everyone it serves take care of their physical and mental health during this time, and will continue to do so.

A.	Accounting Practices

The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the “Department”). The Department has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Principles (“SAP” or “SSAPs”).

B.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. NAIC SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

C.	Accounting Policy

(1)	Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments. These financial instruments may include various instruments recorded on the balance sheet and off-balance sheet financial instruments. These instruments may change in value due to interest rate and market fluctuations and most also have credit risk. The Company evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

The Company estimates fair values of financial instruments using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses that incorporate current market inputs for similar financial instruments with comparable terms and credit quality as well as other qualitative factors. In instances where there is little or no market activity for the same or similar instruments, the fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See Note 16 for information on the Company’s fair value measurements.

(2)	Cash and Cash Equivalents: Cash and cash equivalents consist of cash and short-term investments that will mature in three months or less from the time of purchase. Cash equivalents and short-term investments are carried at cost.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(3)	Investments: Investments are valued in accordance with the requirements of the NAIC SAP. The carrying values of investments are generally stated as follows:

Bonds, Short-term Investments and Redeemable Preferred Stocks. Investments in bonds and short-term investments are carried at amortized cost. Redeemable preferred stocks are carried at amortized cost, except those in or near default, which are carried at the lesser of cost or fair value. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to call date which produces the lowest asset value (yield to worst). Investments with original maturities of one year or less from the time of purchase are classified as short-term. Bonds and redeemable preferred stocks are considered impaired, and their cost basis is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

Hybrid Securities. Hybrid securities are designed with both debt and equity characteristics and are intended to provide protection to the issuer’s senior note holders. In accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, hybrid securities are reported in bonds.

Loan-backed and Other Structured Securities. Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. When loan-backed and structured securities have potential for loss of a significant portion of the original investment, significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method. These securities are presented on the balance sheet as bonds.

Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

When the Company determines it does not expect to recover the amortized cost basis of loan-backed or structured securities with declines in fair value (even if it does not intend to sell and has the intent and ability to hold), the non-interest portion of the impairment loss is recognized in realized investment losses. The non-interest portion is the difference between the amortized cost basis of the loan-backed or structured security and the net present value of its expected future cash flows. Expected future cash flows are based on assumptions about the collateral attributes, including prepayment speeds, default rates and changes in value.

Perpetual Preferred and Common Stocks. Investments in perpetual preferred and common stocks are carried at fair value except for common stock of affiliates that are valued using methods described below. When impaired, the cost basis of these investments is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

Subsidiary, Controlled, and Affiliated (SCA) Entities. Subsidiary, controlled, and affiliated entities are reported using the statutory equity method based on the entity’s audited equity prepared using NAIC SAP or accounting principles generally accepted in the United States of America (GAAP), as appropriate in accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as common stock or other invested assets.

Commercial Mortgage Loans. Mortgage loans held by the Company are made exclusively to commercial borrowers at a fixed rate of interest. Commercial mortgage loans are carried at unpaid principal balances or, if impaired, the lower of unpaid principal or fair value of the underlying real estate. If the fair value of the underlying real estate is less than unpaid principal on an impaired loan, a valuation reserve is recorded. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves may be considered impaired because the Company may not collect all interest due according to the terms of the original agreements. However, the Company expects to recover its remaining carrying value in these circumstances primarily because the fair value of the underlying real estate exceeds the carrying value of these loans.

Policy Loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Real Estate. Real estate can be occupied by the Company, held for the production of income, or held for sale. As of December 31, 2021 and 2020, real estate was classified as occupied by the Company or held for the production of income, and carried at depreciated cost less encumbrances; any write downs to fair value due to impairment are recorded as realized losses. Impairment is assessed when cash flows indicate that the carrying value may not be recoverable. The Company estimates the fair value of real estate using internal valuations generally based on discounted cash flow analyses. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset. At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other invested assets depending on the ownership of the underlying assets.

Joint Ventures, Partnerships, Limited Liability Companies. In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee.

Derivative Financial Instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction or portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk, and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives used in hedging transactions are recorded at fair value. Changes in fair value are recognized as unrealized gains and losses until contract termination or closing, when realized gains and losses are recognized in net income.

Net Investment Income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income for bonds when interest payments are 90 days past due and for commercial mortgage loans when payment is considered delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are received. See Note 4 for further information.

Investment Gains and Losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from sales, asset write-downs and changes in valuation reserves are based on specifically identified assets and are recognized in net income, subject to the interest maintenance reserve policy described below.

(4)	Non-admitted Assets: In accordance with NAIC SSAPs, certain assets or certain portions of assets are excluded from the Company’s admitted assets on its balance sheet through a direct charge to unassigned surplus. Certain assets are limited by factors, such as a percentage of surplus, as to the amounts that qualify as admitted assets. Such assets include electronic data processing equipment and deferred tax assets.

(5)	Goodwill and Other Intangibles: Goodwill and other intangible assets include purchased customer relationships, provider networks and state licenses. The Company amortizes these assets on a straight-line basis over periods up to ten years, and revises amortization periods if it believes there has been a change in the length of time than an intangible asset will continue to have value.

(6)	Separate Accounts: Separate Account assets and liabilities are contract holder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and insulated from the general account of the Company and are not subject to claims that arise out of any of the Company’s other businesses. The separate account assets are largely carried at fair value. Separate account liabilities are established in amounts that are adequate to meet estimated future obligations to contract holders and plan participants. The investment income, gains and losses of these accounts generally accrue to the contract holders and, therefore, do not affect the Company’s net income. Premiums received and benefits paid on separate accounts flow through the general account and result in transfers between the two, which are reported in the Company’s net income.

(7)	Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges according to contract terms and customers’ experience.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(8)	Aggregate Reserves: Aggregate reserves for life, accident, health, disability, and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities are calculated using the net level premium method and the Commissioner’s Reserve Valuation Method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner’s Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount at rates that do not exceed the statutory maximums. Discount rates ranged from 1.00% to 11.25% in 2021 and 2020, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums.

During 2020 the valuation basis for a block of run-out LTD claims was changed from using the 1987 Commissioner’s Group Disability Table with company experience to the 2012 Group Long Term Disability Valuation Table with company experience. This change resulted in an immaterial change to the reserve.

(9)	Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products, group life and accident and health insurance are considered revenue when due.

(10)	Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions according to contract terms and using the customer’s experience.

(11)	Income Taxes: The Company is included in the consolidated United States federal income tax return filed by Cigna. Pursuant to the Tax Sharing Agreement with Cigna, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary differences). Limitations of the admitted amount of the deferred tax asset are calculated in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP 10R and SSAP 10. More detailed information about the Company’s income taxes is disclosed in Note 7.

(12)	Participating Business: The Company’s participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company’s participating line of business.

(13)	Other Liabilities: Other liabilities consist of various insurance-related liabilities including amounts related to deposit-type contracts, reinsurance contracts, amounts withheld or retained by company as agent or trustee, and escheat liabilities. Legal costs to defend the Company’s litigation and arbitration matters are expensed when incurred in cases where the Company cannot reasonably estimate the ultimate cost to defend. In cases where the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

(14)	Premium Deficiency Reserves: The Company anticipates investment income as a factor in a premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

(15)	Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the fair value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

(16)	Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount will be non-admitted.

(17)	Pharmaceutical Manufacturer Rebate Receivable. Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(18)	Performance Guarantees. The Company provides performance guarantees associated with meeting certain service standards, clinical outcomes or financial metrics. If these service standards, clinical outcomes or financial metrics are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. The Company establishes deferred revenues for estimated payouts associated with these performance guarantees.

(19)	Differences between NAIC SAP and GAAP: Statutory accounting principles as described above differ in some respects from GAAP. Principal differences under GAAP from these statutory financial statements include the following:

•	Aggregate reserves for life policies are calculated using mortality, interest and expense assumptions derived from the Company’s own experience or various actuarial tables.

•	Bonds and preferred stocks classified as available-for-sale are carried at fair value. Adjustments to fair value are recorded in shareholders’ equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust future policy benefits for run-off settlement annuity business and deferred income taxes.

•	GAAP deferred tax assets or liabilities include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset does not currently include a valuation allowance which reflects management’s assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change. Statutory deferred tax assets are limited to the admittable amount allowed in accordance with SSAP 101.

•	Acquisition costs are deferred and amortized over the estimated contract period of the related policies.

•	Costs for certain stock option grants under equity compensation plans sponsored by Cigna as calculated in accordance with Accounting Standards Codification 718 “Compensation – Stock Compensation” are not included in net income or contributed capital.

•	A transition obligation for postretirement benefits other than pensions was fully recognized in 1992. The postretirement benefit obligation other than pensions includes a portion accrued for employees not currently eligible for postretirement benefits as calculated in accordance with Accounting Standards Codification 715 “Compensation – Retirement Benefits”.

•	Reinsurance recoverables are presented as assets and are not netted against insurance liabilities.

•	Investments in subsidiaries are consolidated under GAAP where Cigna has control over the subsidiary.

In addition, other principal differences under GAAP from these statutory financial statements include the following:

•	Non-admitted assets (including furniture and equipment, goodwill and intangibles) less applicable allowance accounts are restored to the balance sheet.

•	The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are not recorded.

•	The liability for reinsurance in unauthorized companies is not recorded.

NOTE 2 - ACCOUNTING CHANGES, CORRECTIONS OF ERRORS, AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENT

Not applicable.

NOTE 3 – ACQUISITIONS AND DISPOSITIONS

Sales of Retirement Benefits and Individual Insurance Business

On April 1, 2004, the Company sold its retirement benefits business, excluding the corporate-owned life insurance business to Prudential Retirement Insurance and Annuity Company (PRIAC). In connection with the January 1, 2005 transfer to PRIAC of certain separate account assets related to the retirement benefits business under a modified coinsurance arrangement, the Company received units of PRIAC’s separate accounts and carries those units as separate account assets on its balance sheet. At December 31, 2021, there was $14 million of separate account assets and liabilities associated with this modified coinsurance business. At December 31, 2020, there was $17 million of separate account assets and liabilities associated with this modified coinsurance business.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Excluded from the Company’s reported separate account assets and liabilities are $41 million and $46 million at December 31, 2021 and 2020, respectively, of separate account assets and liabilities that are fully reinsured by PRIAC under indemnity coinsurance arrangements. The Company guarantees, and PRIAC reinsures these guarantees, that separate account assets will be sufficient to pay certain retiree benefits. For the majority of the benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers do not maintain the required levels of separate account assets, the Company or PRIAC has the right to redirect the management of the related assets to provide for benefit payments. There were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2021 and 2020.

In 1998 the Company sold its individual life insurance and annuity business. The sale generated an after tax gain of $624 million and is earned over 29 years on a declining basis. The Company recognized deferred gains of $16 million in 2021 and 2020, and $17 million in 2019. The remaining deferred gain as of December 31, 2021 was $59 million.

NOTE 4 - INVESTMENTS

A.	Bonds

The amortized cost and market value by contractual maturity periods for bonds, including short-term investment and cash equivalents, were as follows at December 31, 2021:

(in millions)	Amortized Cost	Fair Value
Due in one year or less	$203	$204
Due after one year through five years	423	444
Due after five years through ten years	630	749
Due after ten years	1,866	2,462
Mortgage- and other asset-backed securities	142	150
Total	$3,264	$4,009

Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:

December 31, 2021
		Unrealized	Unrealized
(in millions)	Amortized Cost	Appreciation	Depreciation	Fair Value
US government	$32	$2	$—	$34
All other governments	117	42	(4)	155
Special revenue and assessment	162	102	—	264
Industrial and miscellaneous	2,693	605	(11)	3,287
SVO identified funds	—	—	—	—
Mortgage and other asset-backed	141	9	—	150
Total	$3,145	$760	$(15)	$3,890

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020
		Unrealized	Unrealized
(in millions)	Amortized Cost	Appreciation	Depreciation	Fair Value
US government	$82	$5	$—	$87
All other governments	113	54	(2)	165
Special revenue and assessment	153	116	—	269
Industrial and miscellaneous	2,741	711	(3)	3,449
SVO identified funds	—	—	—	—
Mortgage and other asset-backed	161	17	(1)	177
Total	$3,250	$903	$(6)	$4,147

Private placement bonds constituted 48% of the bond portfolio at December 31, 2021 and December 31, 2020 .

Disposal information for bonds for the years ended December 31 was as follows:

(in millions)	2021	2020
Proceeds	$455	$655
Gross gains	$17	$120
Gross losses	$(8)	$(16)

Review of Declines in Fair Value

Management reviews bonds with a decline in fair value from cost for impairment based on criteria that include:

•	length of time and severity of decline;

•	financial health and specific near term prospects of the issuer;

•	changes in the regulatory, economic or general market environment of the issuer’s industry or geographic region; and

•	the Company’s intent to sell or the likelihood of a required sale prior to recovery.

Based on this review, management believes the unrealized depreciation below to be temporary and, therefore, has not impaired these amounts. Bonds with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

	December 31, 2021				December 31, 2020
	Fair	Amortized	Unrealized		Fair	Amortized	Unrealized
($ in millions)	Value	Cost	Depreciation	Count	Value	Cost	Depreciation	Count
One year or less:
Investment grade	$240	$248	$(8)	91	$116	$118	$(2)	39
Below investment grade	$33	$37	$(4)	7	$28	$31	$(3)	8
More than one year:
Investment grade	$39	$41	$(2)	13	$7	$7	$—	1
Below investment grade	$12	$12	$—	6	$18	$19	$(1)	5

There were no common stock or preferred stock with a fair value significantly lower than cost as of December 31, 2021 or 2020.

The unrealized depreciation of investment grade bonds is primarily due to increases in market yields since purchase. Net realized investment gains and losses before taxes and interest maintenance reserve included other-than-temporary impairments of bonds of $6 million in 2021 and $16 in 2020.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Cash and Liquidity Pools

The Company’s liquidity pool is an investment fund used to efficiently manage cash on behalf of wholly-owned Cigna Corporation subsidiaries. The Company’s liquidity pool balance as of December 31, 2021 was $97 million and was comprised of cash equivalents (88%) and short-terms (12%). As of December 31, 2020, the Company’s liquidity pool balance was $28 million and was comprised of cash equivalents (91%) and short-terms (9%).

B.	Mortgage Loans, including Mezzanine Real Estate Loans

		2021		2020
(in millions)		Min	Max	Min	Max
•	The minimum and maximum lending rates for new City Loans were as follows:	2.95%	3.48%	3.20%	5.32%
•	The maximum percentage of any one loan to the value of security at the time of the loan was:		61.0%		88.0%
•	Impaired commercial mortgage loans without an allowance for credit losses:	$—		$—
•	Average recorded investment in impaired loans:	$—		$—
•	Interest income recognized during the period the loans were impaired:	$—		$—
•	Allowance for credit losses:
	• Balance at the beginning of the period	$—		$—
	• Additions charged to operations	$—		$—
	• Direct write-downs charged against the allowance	$—		$—
	• Recoveries of amounts previously charged off	$—		$—
	• Balance at the end of the period	$—		$—

At December 31, commercial mortgage loans were distributed among the following property types and geographic regions:

(in millions)	December 31, 2021	December 31, 2020
Property type:
Office buildings	$89	$96
Retail facilities	15	14
Apartment buildings	157	117
Hotels	28	29
Industrial	15	14
Other	—	—
Total	$304	$270

(in millions)	December 31, 2021	December 31, 2020
Geographic region:
Pacific	$123	$121
South Atlantic	25	20
Central	76	55
New England	23	23
Middle Atlantic	42	42
Mountain	15	9
Total	$304	$270

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The fair value of the Company’s commercial mortgage loans was $309 million as of December 31, 2021 and $269 million as of December 31, 2020.

Credit Quality

The Company regularly evaluates and monitors credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal credit quality rating system designed to evaluate the relative risk of the transaction at each loan’s origination that is then updated each year as part of the annual portfolio loan review. The Company evaluates and monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

Quality ratings are based on our evaluation of a number of key inputs related to the loan, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt with a ratio below 1.0 indicating that there is not enough cash flow to cover the required loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit risk profile of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios, as of December 31, 2021 and 2020:

Debt Service Coverage Ratio

($ in millions)	December 31, 2021			December 31, 2020
		Average			Average
		Debt			Debt
		Service	Average		Service	Average
	Carrying	Coverage	Loan-to-	Carrying	Coverage	Loan-to-
Loan-to-Value Ratio	Value	Ratio	Value Ratio	Value	Ratio	Value Ratio
Below 60%	$110	2.01		$107	2.18
60% to 79%	180	1.93		137	2.02
80% to 100%	14	1.42		26	1.41
Total	$304	1.93	60%	$270	2.02	61%

The Company’s annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. The most recent review was completed by the Company’s investment professionals in the second quarter of 2021 and included an analysis of each underlying property’s most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. The results of the 2021 review showed consistency from the prior year in each of the key metrics and confirmed the overall strength of the portfolio. Based on property valuations and cash flows estimated as part of this review, and considering updates for loans where material changes were subsequently identified, the portfolio’s average loan -to-value ratio improved slightly to 60% at December 31, 2021 from 61% at December 31, 2020, primarily due to minor collateral value changes in the underlying properties. The portfolio’s average debt service coverage ratio decreased to 1.93 at December 31, 2021 from 2.02 at December 31, 2020, reflective of a short-term strain on income from certain property types.

The company will reevaluate a loan’s credit quality between annual reviews if new property information is received or events such as delinquency or a borrower’s request for restructure cause management to believe that the Company’s estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.

There were no loans restructured during 2021 and 2020.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.

There were no problem or potential problem mortgage loans at December 31, 2021 and 2020.

Impaired Commercial Mortgage Loans

A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying real estate. In some cases when it is probable that the Company will not collect all interest due under the original agreements, the loan will be considered impaired but a related valuation reserve will not be recorded because the fair value of the underlying real estate is higher than the remaining carrying value of the loan.

As of December 31, 2021 and 2020, there were no impaired commercial mortgage loans and no valuation reserves associated with impaired loans.

The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. There were no non-accrual commercial mortgage loans for 2021 or 2020.

C.	Debt Restructuring

(in millions)		2021	2020
(1)	The total recorded investment in restructured loans for which impairment has been recognized, as of December 31	$—	$11
(2)	The realized capital losses related to these loans	$—	$1
(3)	Total contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings	$—	$—
(4)	The Company accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans is generally recognized on a cash basis.

D.	Realized Investment Gains and Losses

Net realized investment gains and losses before taxes and interest maintenance reserve on bonds, common stock, real estate, commercial mortgage loans and other long term investments include impairments in the value of investments of $24 million in 2021 and $35 million in 2020. In addition, realized investment gains before taxes and interest maintenance reserve, primarily from the sale of bonds, common stock and other long-term invested assets were $16 million in 2021 and $175 million in 2020.

E.	Loan-Backed Securities

(1)	Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

(2)	Loan-backed and structured securities with recognized other-than-temporary impairments as of December 31, 2021 and 2020 were less than $1 million.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(3)	Loan-backed and structured securities with recognized other-than-temporary impairments where the present value of cash flow expected to be collected is less than the amortized cost basis as of December 31, 2021 were less than $1 million. The Company had no such loan-backed and structured securities as of December 31, 2020.

(4)	As of December 31, 2021 and 2020, loan-backed and structured securities with a decline in fair value from amortized cost were as follows, including the length of time of such decline:

(in millions)	2021	2020
a. The aggregate amount of unrealized losses:
1. Less than 12 Months	$—	$—
2. 12 Months or Longer	$—	$1

b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 Months	$4	$7
2. 12 Months or Longer	$3	$3

(5)	Management reviews loan-backed and structured securities with a decline in fair value from cost for impairment based on criteria that include:

•	length of time and severity of decline;

•	financial and specific near-term prospects of the issuer;

•	changes in the regulatory, economic, or general market environment of the issuer’s industry or geographic region; and

•	the Company’s intent to sell or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost.

Based on this review, management believes the unrealized depreciation on loan-backed securities to be temporary and, therefore, has not impaired these amounts.

F.	Dollar Repurchase Agreements and/or Securities Lending Transactions

Repurchase agreements with banks and security dealers are subject to company authorization guidelines that require securities be issued by the U.S. Treasury or a U.S. Government Agency or Sponsored Enterprise. The Company has signed and executed a Master Repurchase Agreement with each dealer. All active dealers must be on an approved list that is monitored by a credit group. The Company had no pledged assets related to repurchase agreements as of December 31, 2021 and 2020.

G.	Repurchase Agreements Transactions Accounted for as Secured Borrowing

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

H.	Restricted Assets

(1)	Restricted Assets (Including Pledged):

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
(in millions)		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non- admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.00%	0.00%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
d.	Subject to reverse repurchase agreements	—	—	—	—	—		—	—	—	0.00%	0.00%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
g.	Placed under option contracts	—	—	—	—	—	—	—	—	—	0.00%	0.00%
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
i.	FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
j.	On deposit with states	15	—	—	—	15	17	(2)	—	15	0.07%	0.07%
k.	On deposit with other regulatory bodies	142	—	—	—	142	132	10	—	142	0.66%	0.66%
l.	Pledged collateral to FHLB (including assets backing funding agreements)		—	—	—	—	—	—	—	—	0.00%	0.00%
m	Pledged as collateral not captured in other categories		—	16	—	16	32	(17)	—	16	0.07%	0.07%
n.	Other restricted assets	1,359	—	—	—	1,359	1,397	(37)	—	1,359	6.28%	6.33%
o.	Total restricted assets	$1,517	$—	$16	$—	$1,532	$1,578	$(46)	$—	$1,532	7.08%	7.14%

(a) Subset of column 1      (b) Subset of column 3      (c) Column 5 divided by Asset Page, Column 1, Line 28           (d) Column 9 divided by Asset Page, Column 3, Line 28

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2)	Detail of Assets Pledged as Collateral Not Captured in Other Categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross (Admitted & Nonadmitted) Restricted								Percentage
	Current Year
(in millions)	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral on deposit with Futures Brokers	$—	$—	$16	$—	$16	$17	$(1)	$16	0.07%	0.07%
Aggregate Derivative Collateral - swap collateral on deposit	$—	$—		$—	$—	$16	$(16)	$—	—%	—%
Total (c)	$—	$—	$16	$—	$16	$33	$(17)	$16	0.07%	0.07%

(a) Subset of column 1

(b) Subset of column 3

(c) Total Line for Columns 1 through 7 should equal 5L(1)m Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 5L(1)m Columns 9 through 11, respectively

(3)	Detail of Restricted Assets

	Gross (Admitted & Nonadmtted) Restricted								Percentage
	Current Year
(in millions)	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account (S/A) Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Assets held for reinsurance trust	$1,359	$—	$—	$—	$1,359	1,397	$(37)	$1,359	6.28%	6.33%
Total (c)	$1,359	$—	$—	$—	$1,359	$1,397	$(37)	$1,359	6.28%	6.33%

(a)  Subset of column 1

(b)  Subset of column 3

(c)  Total Line for Columns 1 through 7 should equal 5L(1)n Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 5L(1)n Columns 9 through 11, respectively

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4)	Collateral Received and Reflected as Assets within the Reporting Entity's Financial Statements

General Account:

		1	2	3	4
(in millions)		Book/Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
a.	Cash, Cash Equivalents and Short-Term Investments	$11	$11	0.10%	0.10%
b.	Schedule D, Part 1			—%	—%
c.	Schedule D, Part 2, Section 1			—%	—%
d.	Schedule D, Part 2, Section 2			—%	—%
e.	Schedule B			—%	—%
f.	Schedule A			—%	—%
g.	Schedule BA, Part 1			—%	—%
h.	Schedule DL, Part 1			—%	—%
i.	Other			—%	—%
j.	Total Collateral Assets	$11	$11	0.10%	0.10%

Separate Account

		1	2	3	4
(in millions)		Book Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
k.	Cash, Cash Equivalents and Short-Term Investments	$2	$2	0.02%	0.02%
l.	Schedule D, Part 1			—%	—%
m.	Schedule D, Part 2, Section 1			—%	—%
n.	Schedule D, Part 2, Section 2			—%	—%
o.	Schedule B			—%	—%
p.	Schedule A			—%	—%
q.	Schedule BA, Part 1			—%	—%
r.	Schedule DL, Part 1			—%	—%
s.	Other			—%	—%
t.	Total Collateral Assets	$2	$2	0.02%	0.02%

*	column 1 divided by Asset Page, Line 26 Column 1

** column	1 divided by Asset Page, Line 26 Column 3

		1	2
	(in millions)	Amount	% of Liability to Total Liability
u.	Recognized Obligation to Return Collateral Asset (General Account)	$11	0.23%
v.	Recognized Obligation to Return Collateral Asset (Separate Account)	$2	0.02%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

I.	Prepayment Penalty and Acceleration Fees

		2021		2020		2019
		General	Separate	General	Separate	General	Separate
($ in millions)		Account	Account	Account	Account	Account	Account
(1)	Number of CUSIPs	21	78	13	79	17	123
(2)	Aggregate amount of investment income	$4	$11	$2	$7	$5	$5

NOTE 5 – JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

A.	The Company has no investments in Joint Ventures, Partnerships or Limited Liability Companies that exceed 10% of its admitted assets as of December 31, 2021 or 2020.

B.	The Company did not recognize any impairment write-downs during 2021 or 2020. The Company recognized an other than temporary impairment write-down of approximately $30 million on two real estate partnerships during 2019.

NOTE 6 – DERIVATIVE INSTRUMENTS

A.	Derivatives under SSAP No. 86 - Derivatives

(1)	The Company’s strategy is to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivative financial instruments to reduce interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. The loss that the Company would incur if all dealers completely failed to perform under derivative contracts totals the fair values owed by dealers of $21 million and $4 million at December 31, 2021 and 2020, respectively. The Company has entered arrangements (Credit Support Annexes to ISDA Master Agreements) requiring the posting of collateral for credit risk management purposes with many of its over the counter (OTC) derivatives counterparties. This collateral backs OTC derivative transactions (primarily interest rate and foreign currency swaps hedging fixed income securities). The fair value of collateral posted by the Company at December31, 2021 and 2020 was $0 and $18 million, respectively.

In order to qualify for hedge accounting, a derivative must be designated as a hedge of a specific asset, liability, anticipated transaction, or a portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2021 and 2020, the Company’s derivative contracts were as follows:

(in millions)
Derivatives	Notional Amount		Book/ Adjusted Carrying Value		Fair Value
	2021	2020	2021	2020	2021	2020
Swaps	$289	$243	$4	$(14)	$19	$(19)
Options	$118	$119	$—	—	—	—
Total	$407	$362	$4	$(14)	$19	$(19)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2)	The following table presents information about the nature and accounting treatment of the Company’s derivative financial instruments. Additional information on the Company’s accounting policy for derivative financial instruments can be found in Note 1 C (3) to these financial statements. Also, additional information relating to the fair values of these derivative financial instruments can be found in Note 16 to these financial statements.

(in millions)
Instrument	Notional Amount		Risk	Purpose	Cash Flows	Accounting Policy
	2021	2020
Foreign Currency Swaps	$—	$15	Foreign Currency Risk	To hedge the interest and/or foreign currency cash flows of bonds to match associated liabilities. Currency swaps include Japanese yen and Euros, all of which matured during 2021.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.

Using cash flow hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in other invested assets or other liabilities, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.

Foreign Currency Swaps	$289	$228	Foreign Currency Risk	To hedge the foreign exchange related changes in fair value of certain of the Company's bonds. Currency swaps include Euros, British pounds and Australian dollars for periods of up to 30 years.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.

Using fair value hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in other invested assets or other liabilities, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.

Options	$118	$119	Interest Rate Risk	To hedge the possibility of policyholder cash surrender when underlying investment book values are greater than market values.	The Company pays periodic fees to third parties, and may receive or pay cash upon the policyholder’s surrender of the policy, based on book and market values of underlying investments at the time of surrender.	Effective July 1, 2021 Hedge accounting is not used for these options, which are reported at fair value in the Derivatives line on the Assets or Liabilities pages, with changes in fair value reported in unrealized gains and losses. These cash flows will be reported in cash from operations.

(3)	The Company’s accounting for the above derivatives follows SSAP No. 86 Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. Derivatives that use hedge accounting are part of highly effective hedge programs, and as such the accounting follows that of the respective hedged item.

(4)	Derivative contracts with financing premiums – Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(5)	The net unrealized gains or losses during the reporting periods representing the component of the derivative instrument’s gain or loss, if any, excluded from the assessment of hedge effectiveness. – None.

(6)	The net unrealized gains or losses during the reporting periods resulting from derivatives that no longer qualify for hedge accounting. – Not applicable.

(7)	Derivatives accounted for as cash flow hedges of a forecasted transaction. – Not applicable.

(8)	At December 31, 2021 and 2020, the fair value of the Company’s options hedging the possibility of policyholder cash surrender when underlying investment book values are greater than market values was not material. There are no financing premiums paid under the terms of these contracts. Annual fees paid to third parties on a quarterly basis are not material to the Company.

B.	Derivatives under SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees

(1)	Hedged item/hedging instruments and hedging strategy – Not applicable.

(2)	Recognition of gains/losses and deferred assets and liabilities – Not applicable.

(3)	Hedging strategies identified as no longer highly effective – Not applicable.

(4)	Hedging strategies terminated – Not applicable.

NOTE 7 – INCOME TAXES

A.	The components of the net deferred tax asset/(liability) at December 31 are as follows:

(1)
	2021			2020
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Gross deferred tax asset	$144	$12	$156	$155	$9	$164
(b) Statutory Valuation allowance adjustment	—	—	—	—	—	—
(c) Adjusted gross deferred tax asset (1a - 1b)	144	12	156	155	9	164
(d) Non-admitted deferred tax asset	85	—	85	106	—	106

(e) Subtotal Net Admitted deferred tax asset (1c - 1d)	59	12	71	49	9	58
(f) Deferred tax liability	24	16	40	29	6	35
(g) Net admitted deferred tax asset (1e - 1f)	$35	$(4)	$31	$20	$3	$23

(1)
	Change
(in millions)	Ordinary	Capital	Total
(a) Gross deferred tax asset	$(11)	$3	$(8)
(b) Statutory Valuation allowance adjustment	—	—	—
(c) Adjusted gross deferred tax asset (1a - 1b)	(11)	3	(8)
(d) Non-admitted deferred tax asset	(21)	—	(21)
(e) Subtotal Net Admitted deferred tax asset (1c - 1d)	10	3	13
(f) Deferred tax liability	(5)	10	5
(g) Net admitted deferred tax asset (1e - 1f)	$15	$(7)	$8

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2) Admission calculation under 11.a.-11.c
	2021			2020
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Admitted pursuant to 11.a. (loss carrybacks)	$—	$4	$4	$—	$3	$3
(b) Admitted pursuant to 11.b. (realization)	27	—	27	$20	$—	$20
1. Realization per 11.b.i.	27	—	27	20	—	20
2. Limitation per 11.b.ii.	—	—	953	—	—	984
(c) Admitted pursuant to 11.c.	32	8	40	29	6	35
Total admitted adjusted gross deferred tax asset (2a+2b+2c)	$59	$12	$71	$49	$9	$58

(2) Admission calculation under 11.a.-11.c
	Change
(in millions)	Ordinary	Capital	Total
(a) Admitted pursuant to 11.a. (loss carrybacks)	$—	$1	$1
(b) Admitted pursuant to 11.b. (realization)	$7	$—	$7
1. Realization per 11.b.i.	7	—	7
2. Limitation per 11.b.ii.	—	—	(31)
(c) Admitted pursuant to 11.c.	3	2	5
Total admitted adjusted gross deferred tax asset (2a+2b+2c)	$10	$3	$13

(3) Used in 11.b.
	2021	2020
(a) Applicable ratio for realization limitation threshold	508.88%	579.55%

(4) Impact of Tax Planning Strategies (TPS) on adjusted gross DTAs and net admitted DTAs
	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(b) Net admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	8.55%	—%	9.53%	0.00%	90.44%	12.89%
(c) Do TPS include a reinsurance strategy?	Yes		No	X

(4)
	Change
	Ordinary	Capital	Total
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0.00%	0.00%	0.00%
(b) Net admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	8.55%	(90.44)%	(3.36)%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B.	Temporary differences for which a deferred tax liability has not been established:

All deferred tax liabilities have been properly recognized.

C.	Current income taxes incurred consist of the following major components:

(1) Current Income Tax:
(in millions)	2021	2020	2019
(a) Current federal income tax expense	$9	$7	$3
(b) Foreign income tax expense	—	—	—
(c) Subtotal	9	7	3
(d) Tax expense on realized capital gains	—	66	6
(e) Utilization of capital loss carry-forwards	—	—	—
(f) Other, including prior year underaccrual / (overaccrual)	—	—	—
Federal and foreign income taxes incurred	$9	$73	$9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

(2) Deferred Tax Assets:
(in millions)	12/31/2021	12/31/2020	Change
Other insurance & contract holder liabilities	$52	$53	$(1)
Depreciation and amortization	13	10	3
Employee and retiree benefit plans	13	15	(2)
Deferred acquisition costs	49	48	1
Non-admitted assets	9	12	(3)
Investment, net	12	14	(2)
Other	8	12	(4)
Gross deferred tax assets	156	164	(8)
Non-admitted deferred tax assets	(85)	(106)	21
Admitted deferred tax assets	$71	$58	$13

(3) Deferred Tax Liabilities:
(in millions)	12/31/2021	12/31/2020	Change
Investment, net	40	35	5
Gross deferred tax liabilities	$40	$35	$5

(4) Net Deferred Tax Assets/Liabilities (in whole dollars):	$31	$23	$8

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non- admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the capital and surplus section of the Annual Statement):

(in millions)	12/31/2021	12/31/2020	Change
Total deferred tax assets	$156	$164	$(8)
Total deferred tax liabilities	(40)	(35)	(5)
Net deferred tax assets/(liabilities)	$116	$129	$(13)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax asset/liabilities after Stat Valuation Allowance	$116	$129	$(13)
Tax effect of unrealized gains/(losses)			5
Statutory valuation allowance adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax			$(8)

(in millions)	12/31/2020	12/31/2019	Change
Total deferred tax assets	$164	$163	$1
Total deferred tax liabilities	(35)	(68)	33
Net deferred tax assets/(liabilities)	$129	$95	$34
Statutory valuation allowance adjustment	—	—	—
Net deferred tax asset/liabilities after Stat Valuation Allowance	$129	$95	$34
Tax effect of unrealized gains/(losses)			(2)
Statutory valuation allowance adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax			$32

D.	Reconciliation of total statutory income taxes reported to tax at statutory rate:

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing this difference are as follows:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	December 31, 2021		December 31, 2020		December 31, 2019
(in millions)	Significant Item	Effective Tax Rate	Significant Item	Effective Tax Rate	Significant Item	Effective Tax Rate
Provision computed at statutory rate	$552	21.00%	$398	21.00%	$396	21.00%
Investment items	(2)	(0.08)%	(1)	(0.07)%	(1)	(0.04)%
Change in non-admitted assets	3	0.12%	—	—%	1	0.07%
Affiliate distribution	(525)	(19.96)%	(368)	(19.40)%	(362)	(19.21)%
PPACA Fee	—	—%	1	0.03%	—	—%
IMR	(5)	(0.20)%	21	1.11%	3	0.16%
Deferred Gain	(3)	(0.13)%	(3)	(0.18)%	(3)	(0.17)%
Foreign	(1)	(0.04)%	—	0.02%	—	0.01%
Other, net	(2)	(0.05)%	(7)	(0.34)%	3	0.16%
Total	$17	0.66%	$41	2.17%	$37	1.98%

Federal income taxes incurred	$9	0.35%	$73	3.85%	$9	0.47%
Change in net deferred income taxes	8	0.31%	(32)	(1.68)%	28	1.51%
Total statutory income taxes	$17	0.66%	$41	2.17%	$37	1.98%

E.	Carryforwards, recoverable taxes, and IRC Sec. 6603 deposits:

(1)	At December 31, 2021 and 2020, the Company has utilized all of its net operating or capital loss carry forwards.

(2)	Life insurance companies are not able to carryback net operating losses. Capital income taxes available for recoupment in the event of future losses include (in millions):

2021-	$—
2020-	$51
2019-	$31

(3)	Deposits under IRS Code Section 6603 – not applicable.

F.	Consolidated Federal Income Tax Returns

(1)	The Company’s Federal Income Tax return is consolidated with Cigna, and the following subsidiaries of Cigna:

Accredo Health Group, Inc.	Cigna Healthcare of Florida Inc	Express Scripts Senior Care Holdings, Inc.
Accredo Health, Inc.	Cigna Healthcare of Georgia Inc	Express Scripts Senior Care, Inc.
AHG of New York, Inc.	Cigna Healthcare of Illinois Inc	Express Scripts Services Company, Inc.
Allegiance Benefit Plan Management Inc	Cigna Healthcare of Indiana Inc	Express Scripts Specialty Distribution Services, Inc.
Allegiance Cobra Services Inc	Cigna Healthcare of Maine Inc	Express Scripts Strategic Development, Inc.
Allegiance Life & Health Insurance Co	Cigna Healthcare of Massachusetts Inc	Express Scripts Utilization Management, Inc.
Allegiance Re Inc	Cigna Healthcare of New Hampshire Inc	Express Scripts, Inc.
American Retirement Life Insurance Company	Cigna Healthcare of New Jersey Inc	Former Cigna Investments Inc
Arizona Healthplan Inc	Cigna Healthcare of North Carolina Inc	Freco, Inc.
Benefit Management Corp	Cigna Healthcare of Pennsylvania Inc	GreatWest Healthcare of Illinois Inc
BioPartners in Care, Inc.	Cigna Healthcare of South Carolina	Hazard Center Investment Co LLC
Bravo Health Mid-Atlantic, Inc.	Cigna Healthcare of St Louis Inc	Healthbridge Reimbursement & Product Support, Inc.
Bravo Health Pennsylvania, Inc.	Cigna Healthcare of Tennessee Inc	Healthbridge, Inc.
Breakthrough Behavioral, Inc.	Cigna Healthcare of Texas Inc	Healthsource Benefits Inc
Brighter, Inc.	Cigna Healthcare of Utah Inc	Healthsource Inc

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Care Continuum, Inc.	Cigna Holding Company	Healthsource Properties Inc
CareAllies, Inc.	Cigna Holdings Inc	Healthspring Life & Health Insurance Company
CG Individual Tax Benefit Payments Inc	Cigna Holdings Overseas Inc	Healthspring of Florida, Inc.
CG Life Pension Benefit Payments Inc	Cigna Integrated Care Inc	Healthspring, Inc.
CG LINA Pension Benefit Payments Inc	Cigna Intellectual Property Inc	IHN Inc.
Chiro Alliance Corporation	Cigna International Corporation	Intermountain Underwriters Inc
Cigna Arbor Life Insurance Company	Cigna International Finance Inc	Kronos Optimal Health Company
Cigna Benefit Technology Solutions, Inc.	Cigna International Services Inc	Loyal American Life Insurance Company
Cigna Benefits Financing, Inc.	Cigna Investment Group Inc	Lynnfield Compounding Center, Inc.
Cigna Dental Health Inc	Cigna Investments Inc	Lynnfield Drug, Inc.
Cigna Dental Health of California Inc	Cigna Linden Holdings Inc	MAH Pharmacy, LLC
Cigna Dental Health of Colorado Inc	Cigna Managed Care Benefits Company	Malta Merger Sub, Inc.
Cigna Dental Health of Delaware Inc	Cigna National Health Insurance Company	Managed Care Consultants Inc
Cigna Dental Health of Florida Inc	Cigna Poplar Holdings Inc	Matrix Healthcare Services, Inc.
Cigna Dental Health of Illinois Inc	Cigna RE Corporation	MCC Independent Practice Assoc of New York Inc
Cigna Dental Health of Kansas Inc	Cigna Resource Manager Inc	MDLive, Inc.
Cigna Dental Health of Kentucky Inc	Cigna Worldwide Insurance Company	Medco Containment Insurance Company of New York
Cigna Dental Health of Maryland Inc	Connecticut General Benefit Payments Inc.	Medco Containment Life Insurance Company
Cigna Dental Health of Missouri Inc	Connecticut General Corporation	Medco Health Information Network Partners, Inc.
Cigna Dental Health of New Jersey Inc	Connecticut General Life Insurance Company	Medco Health Puerto Rico, LLC
Cigna Dental Health of North Carolina Inc	Curascript, Inc.	Medco Health Services, Inc.
Cigna Dental Health of Ohio Inc	Diversified NY IPA, Inc.	Medco Health Solutions, Inc.
Cigna Dental Health of Pennsylvania Inc	Diversified Pharmaceutical Services, Inc.	Mediversal Inc
Cigna Dental Health of Texas Inc	ESI GP Holdings, Inc.	Medsolutions Holdings, Inc.
Cigna Dental Health of Virginia Inc	ESI Mail Order Processing, Inc.	MSI Health Organization of Texas
Cigna Dental Healthplan of Arizona Inc	ESI Mail Pharmacy Service, Inc.	Olympic Health Management Services Inc
Cigna Direct Marketing Company Inc.	Evernorth Behavioral Health of California, Inc.	Olympic Health Management Systems Inc
Cigna Federal Benefits Inc	Evernorth Behavioral Health of Texas, Inc.	Priority Healthcare Corporation
Cigna Global Holdings Inc	Evernorth Behavioral Health, Inc.	Priority Healthcare Distribution, Inc.
Cigna Global Insurance Company Limited	Evernorth Care Solutions, Inc.	Provident American Life and Health Insurance Company
Cigna Global Reinsurance Company LTD	Evernorth Enterprise Services, Inc.	QUALCARE ALLIANCE NETWORKS, INC.
Cigna Health and Life Insurance Company	Evernorth Health, Inc.	QUALCARE, INC.
Cigna Health Corporation	Evernorth Sales Operations, Inc.	Sagamore Health Network Inc
Cigna Health Management Inc	Evernorth Strategic Development, Inc.	SCIBAL ASSOCIATES, INC.
Cigna Healthcare Benefits Inc	eviCore 1, LLC	Spectracare Health Care Ventures, Inc.
Cigna Healthcare Holdings Inc	Express Reinsurance Company	SpectraCare, Inc.
Cigna Healthcare Inc	Express Scripts Administrators, LLC	Sterling Life Insurance Company
Cigna Healthcare Mid-Atlantic Inc	Express Scripts Canada Holding Company	Tel-Drug Inc
Cigna Healthcare of Arizona Inc	Express Scripts Health Information Network Partners, Inc.	United Benefit Life Insurance Company
Cigna Healthcare of California Inc	Express Scripts Pharmaceutical Procurement, LLC	Universal Claims Administration
Cigna Healthcare of Connecticut Inc	Express Scripts Sales Operations, Inc.

G.	Federal or Foreign Income Tax Loss Contingencies

(1)	The statute of limitations for Cigna’s consolidated income tax returns through 2016 have closed. Cigna has filed amended consolidated returns for various years and the pending refunds are subject to Internal Revenue Service (IRS) review. Cigna is currently under examination for 2015 through 2018. No material impacts are anticipated for the Company.

(2)	In management’s opinion, the Company has adequate tax liabilities to address potential exposures involving tax positions the Company has taken that may be challenged by the IRS upon audit. These liabilities could be revised in the near term if estimates of the Company’s ultimate liability change as a result of new developments or a change in circumstances. No material contingent tax liability is included in the Company’s current federal income tax payable. The Company does not expect a significant increase in federal or foreign contingent tax liability within the next twelve months.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

H.	Repatriation Transition Tax (RTT)

Not applicable.

I.	Alternative Minimum Tax (AMT) Credit

Not applicable.

NOTE 8 – INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND OTHER RELATED PARTIES

A.	The Company is indirectly owned by Cigna.

B.	Except for those insurance transactions reported under Part E of this footnote, insurance contracts that were issued by the Company in the ordinary course of its business are not reported in this footnote.

There were no invested assets sold between affiliated entities in 2021.

During 2020, the Company sold assets with an aggregate statement value of $155 million and an aggregate fair value of $164 million to Life Insurance Company of North America (LINA) (PA). The Company also purchased assets with an aggregate fair value of $81 million from LINA.

As a result of the sale of Cigna's Group Disability and Life business to NY Life, LINA is no longer an affiliated company effective December 31, 2020.

C.	Transactions with Related Parties not reported on Schedule Y

Not applicable.

D.	Please refer to receivables from, and payables to, parent, subsidiaries and affiliates on the Company’s financial statements. Cash settlements are processed according to the terms of the agreement, generally within 30 days of the balance sheet date.

E.	The Company and certain related parties have entered into service contracts and cost-sharing arrangements, including an Expense Sharing Agreement in which the parties share expenses for certain shared services. These arrangements include providing or being provided with management, computers, claims processing, data processing, policy writing, maintenance and other services, as well as equipment, supplies and office space. Cigna allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for which it performs certain administrative services.

The following arrangements are between the Company and its affiliates which are either owned or controlled by Cigna.

(1)	The Company was provided certain medical utilization review services by Cigna Health Management, Inc. (CHM), for which the Company paid less than $1 million in 2021, 2020, and 2019. CHM is a direct wholly-owned subsidiary of CGC.

(2)	The Company has contracted with Cigna Investments, Inc. (CII) for investment advisory services. The Company paid CII $8 million in 2021, $5 million in 2020, and $6 million in 2019 for these services. CII is an indirect subsidiary of Cigna Holdings, Inc., which is an indirect subsidiary of Cigna.

(3)	The Company has an arrangement with its affiliate Cigna Health Corporation (CHC) and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company.

(4)	The Company is a party to a Management Services Agreement whereby the Company provides billing and other administrative services to various healthplan affiliates on behalf of CHC and is paid for these services by CHC pursuant to the Expense Sharing Agreement.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(5)	Cigna allocates operating expenses incurred at the corporate level to its subsidiaries, with the exception of a limited number of expenses retained at the corporate level, such as expenses relating to the servicing of debt and stock compensation. The Company’s share of the allocated operating expenses was approximately $4 million in 2021, $4 million in 2020, and $5 million in 2019. These allocations were based on work effort studies and other appropriate methods, while certain direct expenses such as outside legal fees were directly charged to the Company.

(6)	The Company contracts with Evernorth Behavioral Health, Inc. (EBH), to provide disease management, mental health and substance abuse services to customers covered by the Company’s insured and self-insured plans. These services include establishing and maintaining a panel of participating providers, utilization management, quality management and claims payment services, as well as lifestyle management programs. EBH is a direct wholly-owned subsidiary of CGC.

(7)	The Company is a party to an Administrative Services Agreement with EBH in which EBH administers the behavioral benefits for fully insured contracts with employer groups. Funds are maintained in the Company’s bank account from which EBH reimburses itself for administrative fees and pays claims. Net proceeds are remitted to the Company quarterly.

(8)	Under an administrative services agreement with CHLIC, both the Company and CHLIC provide various services to each other as needed. CHLIC paid the Company $13 million in 2021, $7 million in 2020, and $8 million in 2019 for services provided by the Company. The Company paid CHLIC $55 million in 2021, $49 million in 2020, and $50 million in 2019 for services provided by CHLIC.

(9)	The Company is party to a Master Agreement with CHLIC for the transfer and assumption of certain insurance policies from the Company to CHLIC. Under this agreement, the Company intends to transfer, from time to time, certain insurance policies to CHLIC. CHLIC will assume the direct obligation of performance under such insurance policies.

(10)	The Company, CII, and certain related parties, are parties to an investment pooling agreement, which provides for participation in a pool of short-term investments to facilitate effective cash management.

(11)	The Company and CHLIC are parties to an Assignment and Consent Agreement whereby various agreements held by the Company in 2011 were assigned to CHLIC. The agreements relate to the administration of self-funded and insured benefit plans sponsored by employers, unions, associations, trustees of multiple employer trusts and other entities. Included are agreements providing network and claims processing services to self-funded employer groups for a fee. Also included are performance guarantee and premium stabilization reserve agreements under which there are no fees directly associated with this arrangement.

(12)	The Company is a party to Cigna’s Consolidated Federal Income Tax Agreement (the Tax Agreement). The Tax Agreement sets forth the method of allocation of Cigna's federal income taxes to its wholly-owned domestic subsidiaries, including the Company. The Tax Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provisions, are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.

(13)	The Company acts as a lender in a line of credit agreement with Cigna under which the maximum amount that may be loaned is $600 million. Cigna borrowed from this line of credit with the Company during 2021, reaching as high as $50 million. As of December 31, 2021, there was no outstanding receivable from Cigna. As of December 31, 2020 and 2019, there was a $100 million outstanding receivable from Cigna.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(14)	Effective September 24, 2014, the Company entered into a Fee Sharing Agreement (the Agreement) with Cigna. Several of Cigna’s subsidiaries are subject to the Health Insurance Providers Fee (the Fee), which is imposed on entities engaged in the business of providing health insurance for any United States health risk. All Cigna entities subject to the Fee, are collectively treated as a single “covered entity” as that term is defined in Section 9010(c) and Treas. Reg. § 57.2(b). By entering into this Agreement, each Party has consented to select Cigna as its designated entity for the payment of this Fee to the United States Treasury. The Agreement allows Cigna to pay the Fee owed collectively by all covered entities in the group, and to perform all necessary and appropriate actions that may be required to fulfill Cigna's responsibilities as the designated entity. Cigna delegated CHLIC to perform these actions on its behalf. For financial management and reporting purposes, the Fee for each fee year is allocated among the Parties in proportion to estimates of each Party’s premiums for that fee year. With the passage of the Further Consolidated Appropriations Act of 2020 in December 2019, the Fee was repealed effective 2021.

(15)	Through a deposit administration service arrangement, the Company receives the lump sum value of certain claims arising prior to February 1, 2012 to be paid to claimants under certain life, disability and accidental death and dismemberment insurance policies from LINA. The Company has established a draft account (Retained Asset Account or “RAA”) on behalf of each of these claimants which is held until the beneficiary withdraws their funds. Benefits for claims arising on February 1, 2012 and subsequent have been established as LINA RAAs rather than the Company’s. As of December 30, 2020, LINA and the Company are no longer affiliated parties. Effective December 30, 2020 the Company entered into an agreement to reinsure its Retained Assets business to LINA. Refer to Note 17 for further discussion of the reinsurance agreement.

(16)	The Company, CHLIC, and LINA are parties to a premium collection agreement, which allows LINA to issue bills and collect premiums on behalf of the Company. There are no fees directly associated with this arrangement. As a result of the sale of Cigna's Group Disability and Life business to NY Life, this agreement was terminated and LINA is no longer an affiliated company effective December 30, 2020.

(17)	The Company and LINA are parties to a claims administrative agreement whereby LINA claim offices can administer life, accident and disability claims under policies issued by the Company, or policies that the Company assumed administrative responsibility for, as part of the 2008 acquisition of Great-West companies. As of December 30, 2020, LINA and the Company are no longer affiliated parties.

(18)	Effective July 1, 2015, LINA and the Company entered into a Group Life Insurance Quota Share Reinsurance Contract, primarily covering group universal life policies. As of December 30, 2020, LINA and the Company are no longer affiliated parties. Effective December 30, 2020 the Company entered into a new agreement to reinsure its Group Universal Life business to LINA. Refer to Note 17 for further discussion of the reinsurance agreement.

F.	There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or related party that result in a material contingent exposure of the Company's or any related party's assets or liabilities.

G.	The Company is a direct, wholly-owned subsidiary of CGC, which is a direct, wholly-owned subsidiary of Cigna Holdings, Inc., which is a direct, wholly-owned subsidiary of Cigna Holding Company, which is a direct, wholly-owned subsidiary of Cigna.

H.	No such shares of any parent company are owned by any subsidiary company.

I.	The Company owns a 100% interest in CHLIC, whose carrying value exceeds 10% of the admitted assets of the Company. The statement values of CHLIC’s assets and liabilities as of December 31, 2021, respectively, were $13.5 billion and $7.8 billion. For the Year Ended December 31, 2021, CHLIC reported net income of $2.1 billion. As of December 31, 2020, CHLIC's assets and liabilities were $13.5 billion and $7.5 billion, respectively. For the Year Ended December 31, 2020, CHLIC reported net income of $2.4 billion.

J.	Subsidiary, controlled and affiliated entities disclosure of impairment write-down:

The Company did not recognize any impairment write-down for its investment in Subsidiary, Controlled or Affiliated (SCA) entities during 2021, 2020, and 2019.

K.	Investment in foreign insurance subsidiary – Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

L.	In accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, the Company utilized the look-through approach to value the following downstream noninsurance holding company and has limited the value of the investment to the amounts included in the audited financial statements of the investments owned by the company. All liabilities, commitments, contingencies, guarantees or obligations of the downstream noninsurance holding company that are required to be recorded as liabilities have been reflected in the Company's determination of carrying value. Refer to Note 12(A) for further discussion on commitments.

(in millions)	December 31, 2021	December 31, 2020
Downstream Noninsurance Holding Company Name	Book/Adjusted Carrying Value	Book/Adjusted Carrying Value
CARING, LLC	$3	$4
Total	$3	$4

M.	All SCA Investments

The Company does not have any investments in SCA entities under SSAP No. 97 with a classification of 8a, 8b (ii), 8b (iii) or 8b (iv).

N.	Investment in Insurance SCAs

The Company does not have an investment in an insurance SCA for which the audited statutory equity reflects a departure from the NAIC statutory accounting practices and procedures.

O.	SCA and SSAP No. 48 Entity Loss Tracking

The SCA losses for the Company were not material for the years ended December 31, 2021, 2020, and 2019.

NOTE 9 – DEBT

The Company had no capital notes outstanding at December 31, 2021, 2020, and 2019.

On February 19, 2010, the Company had a line of credit agreement with an affiliate company, Cigna Holdings, Inc., in the amount of $600 million. Effective January 31, 2013, this new Line of Credit Agreement & Promissory Note was amended to temporarily increase the amount the Company can borrow up to $2.2 billion. Effective February 1, 2014, the amount the Company can borrow against this Line of Credit and Promissory Note agreement was reduced to $600 million. As of December 31, 2021, the Company had no outstanding borrowings against the line of credit. During the year, the Company borrowed against the line of credit with an average yearly rate of 0.20%. Interest incurred for the twelve months ended December 31, 2021 was not material. As of December 31, 2020 the Company had outstanding borrowings against the line of credit of $25 million. The interest rate on amounts borrowed in 2020 was an average yearly rate of 0.98%. Interest incurred for the twelve months ended December 31, 2020 was not material. In 2019, the Company did not borrow against the line of credit.

NOTE 10 – RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

Consolidated/Holding Company Plans

The Company provides certain deferred compensation and postretirement benefits through plans sponsored by Cigna. The Company also participates in a capital accumulation 401(k) plan sponsored by Cigna in that employee contributions on a before-tax basis are supplemented by the Company's matching contributions. The Company has no legal obligation for benefits under these plans. Cigna allocates amounts to the Company based on salary ratios and member months. The Company’s share of net expense for such benefits, included within general administrative expenses, was $3 million for 2021, $4 million for 2020, and $5 million for 2019.

Cigna froze its primary domestic defined benefit pension plans effective July 1, 2009. As a result, pension expense is no longer allocated to the Health plan.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 11 – CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS

(A)	The Company has 5,978,322 shares authorized, issued, and outstanding as of December 31, 2021 and 2020 with a par value of $5 per share. There are no other classes of capital stock.

(B)	The Company has no preferred stock outstanding.

(C)	Dividends on Company stock are paid as declared by its Board of Directors. The Company’s dividends are noncumulative. The State of Connecticut insurance laws require prior approval for payment of an extraordinary dividend which is defined as one whose fair market value, together with any other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of the prior year’s surplus or net income from the prior year. Net income is defined as income after taxes but prior to realized capital gains or (losses).

The maximum dividend that may be made without prior approval in 2022 is $2.6 billion. Any dividends paid in the twelve months preceding a proposed dividend are considered in determining whether a dividend is extraordinary. In 2021 and 2020, the maximum dividend that could have been made without prior approval was $1.9 billion.

(D)	The Company paid $2.6 billion, $1.9 billion and $1.8 billion noncumulative, common dividends during the years ended December 31, 2021, 2020, and 2019, respectively. The dividends paid in 2021 and 2019 were deemed extraordinary. In 2020, only the fourth quarter dividends were deemed extraordinary. Prior approval of the Insurance Commissioner was obtained for extraordinary dividends paid in 2021, 2020, and 2019.

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2021	$625	1/29/2021	Extraordinary
2nd Quarter 2021	650	5/10/2021	Extraordinary
3rd Quarter 2021	700	8/16/2021	Extraordinary
4th Quarter 2021	575	11/10/2021	Extraordinary
2021 Total Dividends Paid	$2,550

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2020	$407	1/28/2020	Ordinary
2nd Quarter 2020	441	5/7/2020	Ordinary
3rd Quarter 2020	446	8/4/2020	Ordinary
4th Quarter 2020	580	11/10/2020	Extraordinary
2020 Total Dividends Paid	$1,874

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2019	$758	1/24/2019	Extraordinary
2nd Quarter 2019	336	5/6/2019	Extraordinary
3rd Quarter 2019	437	8/12019	Extraordinary
4th Quarter 2019	316	11/7/2019	Extraordinary
2019 Total Dividends Paid	$1,847

(E)	Within the limitations of (C) above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to shareholders.

(F)	There were no restrictions placed on the Company’s surplus, including for whom the surplus is being held.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(G)	There have been no advances to surplus.

(H)	The Company does not hold any stock for special purposes.

(I)	The Company has not had changes in the balances of any special surplus funds from the prior period.

(J)	The portion of unassigned surplus funds represented or reduced by each item below for the years ended December 31, 2021, 2020, and 2019 is as follows:

(in millions)	December 31, 2021	December 31, 2020	December 31, 2019
Non-admitted asset values	$172	$163	$130
Cumulative unrealized gains (losses)	$3,976	$4,235	$3,875
Asset valuation reserves	$107	$107	$84
Reinsurance in unauthorized companies	$1	$2	$—

NOTE 12 – LIABILITIES, CONTINGENCIES AND ASSESSMENTS

A. Contingent Commitments

(in millions)

Nature and circumstance of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company guarantees that separate account assets will be sufficient to pay certain life insurance or retiree benefits. For the majority of these benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers fail to do so, the Company or an affiliate of the buyer of the retirement benefits business has the right to redirect the management of the related assets to provide for benefit payments.	-	Increase in Aggregate Reserve for Life and Accident and Health Contracts	$396	As of December 31, 2021, employers maintained assets that exceeded the benefit obligations under these arrangements of approximately $440 million. An additional liability is established if management believes that the Company will be required to make payments under the guarantees; there were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2021.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)
Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees.		$396
Current Liability Recognized in F/S:
1.	Noncontingent Liabilities	$—
2.	Contingent Liabilities	$—
Ultimate Financial Statement Impact if action under the guarantee is required.
1.	Investments in SCA	$—
2.	Joint Venture	$—
3.	Dividends to Stockholders (capital contribution)	$—
4.	Expense	$—
5.	Other	$396
6.	Total	$396

As of December 31, 2021, the Company had commitments to:

•	Purchase $26 million of bonds, all of which bear interest at a fixed market rate. The Company expects to disburse all of the committed amounts during 2022.
•	Extend credit under commercial mortgage loan agreements for $3 million, all of which were at a fixed market rate of interest. The Company expects to disburse 58% of the committed amounts during 2022.
•	Contribute $39 million of additional equity to entities that hold securities diversified by issuer and maturity date. The Company expects to disburse approximately 28% of the committed amounts during 2022.
•	Contribute $12 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region. The Company expects to disburse approximately 40% of the committed amounts during 2022.

B.	Assessments

The Company operates in a regulatory environment that may require its participation in assessments under state insurance guaranty association laws. The Company’s exposure to assessments for certain obligations of insolvent insurance companies to policyholders and claimants is based on its share of business written in the relevant jurisdictions.

There were no material effects for existing or new guaranty fund assessments for the years ended December 31, 2021, 2020, and 2019.

C.	All Other Contingencies

Litigation and Other Legal Matters

Cigna and its subsidiaries including the Company are routinely involved in numerous claims, lawsuits, regulatory inquires and audits, government investigations, including under the federal False Claims Act and state false claims acts initiated by a government investigating body or by a qui tam relator’s filing of a complaint under court seal, and other legal matters arising, for the most part, in the ordinary course of managing a health services business. Any disputed tax matters arising from audits by the Internal Revenue Service or other state and foreign jurisdictions, including those resulting in litigation, are accounted for under the NAIC’s accounting guidance for tax loss contingencies.

As of December 31, 2021, there were no pending litigation and legal or regulatory matters determined to have a reasonably possible material loss on the Company. In light of the uncertainties involved in these matters, there is no assurance that their ultimate resolution will not exceed current expectations.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Regulatory Matters

None.

NOTE 13 – LEASES

A.	Lessee Leasing Arrangements

(1)	Rental expenses for operating leases, principally for office space, amounted to $11 million in 2021, $26 million in 2020, and $27 million in 2019.

(2)	At December 31, 2021, the aggregate future minimum rental payments under leases having initial or remaining non-cancelable lease terms in excess of one year are as follows: $11 million in 2022, $8 million in 2023, $5 million in 2024, and $1 million in 2025.

(3)	The Company is not involved in any material sale-leaseback transactions.

B.	Lessor Leases

The Company is not the lessor in any material operating or leveraged lease transactions.

NOTE 14 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS

A.	ASO Plans

Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ended December 31:

		2021
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(3)	$—	$(3)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—
Net gain or (loss) from operations	$(3)	$—	$(3)
Total claim payment volume	$—	$—	$—

		2020
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(9)	$—	$(9)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—
Net gain or (loss) from operations	$(9)	$—	$(9)
Total claim payment volume	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

		2019
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(5)	$—	$(5)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—
Net gain or (loss) from operations	$(5)	$—	$(5)
Total claim payment volume	$—	$—	$—

B.	ASC Plans

Information with regard to the profitability of Administrative Services Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the years ending December 31:

		2021
(in millions)	ASC Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	(4)	—	(4)
Net gain or (loss) from operations	$(4)	$—	$(4)

2020
(in millions)	ASC Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	—	—	—
Net gain or (loss) from operations	$—	$—	$—

		2019
(in millions)	Plans	Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	(2)	—	(2)
Net gain or (loss) from operations	$(2)	$—	$(2)

C.	Medicare or Similarly Structured Cost Based Reimbursement Contract

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 15 - DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

Name and Address of Managing General Agent or Third Party Administration	Total Direct Premium Written/ Produced By (in millions)
2021
Various	$16
2020
Various	$19
2019
Various	$20

NOTE 16 - FAIR VALUE MEASUREMENTS

A.	Fair Value Measurements

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. The Company’s financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Level 1  Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets. Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities.

Level 2  Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant. Level 2 assets include most private and corporate debt, federal agency and municipal bonds, non-government mortgage backed securities, unaffiliated common stocks, preferred stocks, short term investments, cash equivalents, contract loans and other derivative assets. Separate account Level 2 assets primarily include actively-traded institutional and retail mutual fund investments in separate accounts priced using the daily NAV which is the exit price, and corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates. Separate account Level 2 assets also include certain investments that are valued using NAV as a practical expedient because a readily determinable fair value does not exist.

Level 3  Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date. Level 3 assets primarily include mortgage loans and certain newly issued, privately-placed, complex or illiquid securities that are valued using significant unobservable inputs.

SSAP 100 allows the use of net asset value (NAV) as a practical expedient to fair value for investments in investment companies where there is no readily determinable fair value. As a result of this guidance, $842 million of separate account investments have additional tabular disclosures further describing these investments as of December 31, 2021. As of December 31, 2020, $683 million of separate account investments have additional tabular disclosures further describing these investments.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

1.	Fair Value Measurements at Reporting Date

The Company carries certain financial instruments at fair value in the financial statements including unaffiliated common stock, bonds and preferred stocks valued at the lower of cost or fair value when reported at fair value at the balance sheet date and the assets of certain separate accounts.

The following tables provide information about the Company’s financial assets carried at fair value as of December 31, 2021 and 2020. Fair values and changes in fair values of separate account assets accrue directly to the policyholders and are not included in the Company’s revenues, expenses or surplus.

December 31, 2021
(in millions) Financial Assets at Fair Value / NAV	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Common stock	—	—	6	—	6
Separate account assets (1)	1,358	5,968	334	842	8,502
Total assets at fair value	1,358	5,968	340	842	8,508

(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

December 31, 2020
(in millions) Financial Assets at Fair Value / NAV	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Common stock	—	—	8	—	8
Separate account assets (1)	2,150	5,686	355	683	8,874
Total assets at fair value	2,150	5,686	363	683	8,882

(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

2.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables summarize the changes in financial instruments classified in Level 3 for the years ended December 31, 2021 and 2020. Gains and losses reported in these tables may include net changes in fair value that are attributable to both observable and unobservable inputs.

For the Year Ended December 31, 2021
(in millions) Level 3 Financial Instrument	Beginning Balanc 1/1/2021	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2021
Bonds and Common Stock (1)	8	—	—	2	—	—	—	(4)	—	6
Separate account assets (2)	355	64	(95)	1	(12)	79	—	(34)	(24)	334
Total Level 3 assets at fair value	363	64	(95)	3	(12)	79	—	(38)	(24)	340

(1) There were no bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date.

(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

For the Year Ended December 31, 2020
(in millions) Level 3 Financial Instrument	Beginning Balanc 1/1/2020	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2020
Bonds and Common Stock (1)	8	—	—	1	—	—	—	(1)	—	8
Separate account assets (2)	263	92	(17)	—	(10)	45	—	(15)	(3)	355
Total Level 3 assets at fair value	271	92	(17)	1	(10)	45	—	(16)	(3)	363

(1) There were no bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date.

(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

Changes in the value of bonds and common stock included in net income are reflected in net investment income and realized capital gains (losses), and unrealized gains (losses) are included in surplus. Policyholder gains include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in net income of the Company.

3.	Level 3 Transfers

Reclassifications impacting Level 3 financial instruments are reported as transfers in or out of the Level 3 category. Gains and losses in net income and surplus only reflect activity for the period the instrument was classified in Level 3. Transfers into or out of the Level 3 category occur when there is a change in the measurement basis in the period for lower-rated bonds valued at the lower of cost or fair value. Transfers into or out of Level 3 may also occur when observable inputs, such as the Company’s best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2021 and 2020, separate account Level 3 transfers were a result of observable inputs becoming more or less significant to the fair value measurements.

4.	Valuation Techniques and Inputs

The Company estimates fair values using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available, and other market information that a market participant may use to estimate fair value. The internal pricing methods are performed by the Company’s investment professionals, and generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality, as well as other qualitative factors.

The Company is responsible for determining fair value, as well as the appropriate level within the fair value hierarchy, based on the significance of unobservable inputs. The Company reviews methodologies, processes and controls of third-party pricing services and compares prices on a test basis to those obtained from other external pricing sources or internal estimates. The Company performs ongoing analyses of both prices received from third-party pricing services and those developed internally to determine that they represent appropriate estimates of fair value. The controls executed by the Company include evaluating changes in prices and monitoring for potentially stale valuations. The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates. The minimal exceptions identified during these processes indicate that adjustments to prices are infrequent and do not significantly impact valuations. An annual due-diligence review of the most significant pricing service is conducted to review its processes, methodologies, and controls. This review includes a walk-through of inputs for a sample of securities held across various asset types to validate the documented pricing process.

Level 2 - Because many bonds, preferred and unaffiliated common stocks do not trade daily, third-party pricing services and internal methods often use recent trades of securities with similar features and characteristics. When recent trades are not available, pricing models are used to determine these prices. These models calculate fair values by discounting future cash flows at estimated market interest rates. Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events. For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating. For investments in investment companies where a readily determinable fair value does not exist, NAV is used as a practical expedient to fair value and classified in Level 2, according to updates to SSAP 100 effective January 1, 2018.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Level 3 - In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment that becomes significant with increasingly complex instruments or pricing models.

Fair values of mortgage and other asset-backed securities, corporate and government fixed maturities are primarily determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics. For mortgage and other asset-backed securities, inputs and assumptions for pricing may also include collateral attributes and prepayment speeds. Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research in its evaluation, as well as the issuer’s financial statements.

B.	Other Fair Value Disclosures

The Company provides additional fair value information in Notes 1, 4, 6 and 27.

C.	Aggregate Fair Value of All Financial Instruments

The following tables provide the fair value, carrying value, and classification in the fair value hierarchy of the Company’s financial instruments as of December 31, 2021 and 2020.

December 31, 2021
(in millions) Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	3,890	3,145	34	3,642	214	—	—
Preferred Stock	1	1	—	—	1	—	—
Common stock	6	6	—	—	6	—	—
Commercial mortgage loans	309	304	—	—	309	—	—
Cash, cash equivalents, and short-term investments	127	127	8	119	—	—	—
Contract loans	1,245	1,245	—	1,245	—	—	—
Derivatives	21	8	—	21	—	—	—
Other invested assets - surplus debentures	124	99	—	124	—	—	—
Separate accounts (1)	10,333	10,252	1,358	7,471	662	842	—
Liability - Derivatives	2	4	—	2	—	—	—

(1) Separate accounts are primarily comprised of bonds and common stock.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020
(in millions) Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	4,147	3,250	87	3,807	253	—	—
Preferred Stock	2	2	—	—	2	—	—
Common stock	8	8	—	—	8	—	—
Commercial mortgage loans	275	270	—	—	275	—	—
Cash, cash equivalent and short-term	60	60	32	28	—	—	—
Contract loans	1,251	1,251	—	1,251	—	—	—
Derivatives	3	2	—	3	—	—	—
Other inv assets-surplus debentures	130	101	—	130	—	—	—
Separate accounts (1)	10,063	9,932	2,150	6,574	656	683	—
Liability - Derivatives	22	16	—	22	—	—	—

(1) Separate accounts are primarily comprised of bonds and common stock.

The fair values presented in the tables above have been estimated using market information when available. The following valuation methodologies and significant assumptions are used by the Company to determine fair value for each instrument.

Bonds, preferred stock and unaffiliated common stock

The Company estimates fair values of bonds, preferred and unaffiliated common stock using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See detailed discussion above for significant inputs and assumptions used to value bonds, preferred stock and unaffiliated common stock.

Commercial mortgage loans

The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company’s assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Cash, cash equivalents and short-term investments

Short-term investments, cash equivalents, and cash are carried at cost which approximates fair value. Short-term investments and cash equivalents are classified in Level 2 and cash is classified in Level 1.

Contract Loans

Contract loans are carried at unpaid principal balances plus accumulated interest which is estimated to equal the fair value. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss. Interest rates are reset annually based on an index.

Derivatives

Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Other Invested Assets

The estimated fair value of other invested assets is determined using the bonds, preferred stock and unaffiliated common stock methodology described above. Other invested assets not considered to be financial instruments are excluded from this disclosure, including investments carried on the equity method.

D.	Disclosures about Financial Instruments Not Practicable to Estimate Fair Value – None

E.	Investments Measured Using the NAV Practical Expedient

Pursuant to SSAP 100, investments in investment companies with no readily-determinable fair value can be measured using the practical expedient of NAV. The table below provides additional information about these investments.

Investments Using the Practical Expedient of NAV

(in millions)

	Fair Value				Unfunded Commitments			Redemption Frequency	Redemption
Asset	12/31/2021		12/31/2020		12/31/2021		12/31/2020	(if currently eligible)	Notice Period
Securities Partnerships		$513		$463		$275	$272	Not applicable	Not applicable
Real Estate Funds		$325		$215		$—	$—		Quarterly
	30-90 days Hedge Funds				$		4	$5 $	— $
		—	Up to annually, varying by fund				30-90 days Total		$842 $
	683	$275	$			272

NOTE 17 – OTHER ITEMS

Other Disclosures and Unusual Items

Reinsurance of Guaranteed Minimum Death Benefits (GMDB) and Guaranteed Minimum Income Benefits (GMIB) Business

Effective February 4, 2013, the Company entered into an agreement with Berkshire Hathaway Life Insurance Company of Nebraska (Berkshire) to reinsure the GMDB and GMIB businesses. The reinsurance arrangement is subject to an overall limit, of which $3.2 billion remains. In April 2013, Berkshire set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2021 was $1.3 billion. At December 31, 2020, the market value of the assets in the trust was $1.6 billion.

Assumed Reinsurance of Settlement Annuity Business

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of Life Insurance Company of North America (LINA). In connection with this agreement, the Company set up a trust with LINA as the beneficiary. The market value of the assets in the trust at December 31, 2021 was $1.5 billion. At December 31, 2020, the market value of the assets in the trust was $1.3 billion.

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of New York Life Group Insurance Company of New York (NYLGI). In connection with this agreement, the Company set up a trust with NYLGI as the beneficiary. The market value of the assets in the trust at December 31, 2021 was $194 million. At December 31, 2020, the market value of the assets in the trust was $136 million.

Reinsurance of Group Universal Life and Retained Assets Business

Effective December 31, 2020 the Company entered into an agreement to reinsure its Group Universal Life and Retained Assets businesses to LINA. In connection with this agreement, LINA set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2021 was $520 million. At December 31, 2020, the market value of the assets in the trust was $476 million.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Retained Asset Accounts

To support the sale of LINA to NY Life, effective December 30, 2020, a Retained Assets reinsurance agreement between the Company and LINA was executed. The agreement cedes 100% of the Company's interests in the RAA business to LINA, an unaffiliated party effective December 31, 2020. The agreement was approved by CT and PA Departments of Insurance.

Retained Asset Accounts are classified as liabilities for deposit -type contracts. These accounts represent the Company’s method for settling certain life, disability and accidental death and dismemberment claims where the claimant does not specify or request payment in alternate form, or where another form of payment is directed by applicable law. The insurance proceeds are retained in the Company’s general account and credited to a beneficiary’s free interest-bearing account with draft privileges that can be liquidated at any time. The account balance and earned interest are fully guaranteed by the Company. The interest crediting rate is updated weekly and pegged to the Bank Rate Monitor Index, which reflects the average annual effective yield on money markets offered by one hundred large banks and thrifts in the United States. Interest is compounded daily and is credited to accountholders on a monthly basis. The weighted average effective interest rate credited to account holders in 2021 was 0.07%, ranging from 0.07% to 0.09%. Account holders are charged fees only for special services (stop payment requests, checks denied due to insufficient funds, copies of drafts or statements) and are not charged per-draft fees, maintenance charges or withdrawal penalties.

	In Force
($ in millions)	December 31, 2021		December 31, 2020
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	1	—
25 to 36 Months	—	—	1	—
37 to 48 Months	1	—	2	—
49 to 60 Months	2	—	—	—
Over 60 Months	1,911	54	2,636	69
Total	1,914	$54	2,640	$69

	December 31, 2021
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/ Amount
At the Beginning of the Year	425	$24	2,215	$45
Issued/Added During the Year	—	—	2	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	173	8	555	7
At the End of the Year	252	$15	1,662	$39

	December 31, 2020
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/ Amount
At the Beginning of the Year	1,005	$30	2,577	$52
Issued/Added During the Year	—	27	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	580	33	362	7
At the End of the Year	425	$24	2,215	$45

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Dividends Received

The Company received $2.5 billion of dividends from its subsidiary entity, CHLIC, during the period ending December 31, 2021. In 2020 and 2019, the Company received $1.8 billion and $1.6 billion, respectively, of dividends from CHLIC. The dividends received are included in net investment income and amortization of interest maintenance reserve in the Statutory Statement of Income and Changes in Capital and Surplus, respectively.

NOTE 18 – Reinsurance

The Company enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct or assumed losses. Reinsurance is also used in acquisition and disposition transactions when the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability. The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.

The Company did not have any balances considered uncollectible or written-off for the years ended December 31, 2021 and 2020.

In the Company’s income statements, premiums and fees were net of ceded and assumed premiums, in the following amounts:

(in millions)	2021	2020	2019
Premiums and Fees
Direct	$425	$608	$605
Assumed	20	19	30
Ceded	(303)	(311)	(325)
Total	$142	$316	$310

The Company does not have any reinsurance agreements subject to SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

NOTE 19 – RETROSPECTIVELY RATED CONTRACTS & CONTRACTS SUBJECT TO REDETERMINATION

A.	The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using the Company’s underwriting rules and experience rating practices.

B.	The Company records accrued retrospective premium as an adjustment to earned premium.

C.	The amount of net premiums written by the Company that were subject to retrospective rating features were $10 million, $17 million, and $5 million as of December 31, 2021, 2020, and 2019, respectively. This represented 7%, 5%, and 2% of the total net premiums written for 2021, 2020, and 2019, respectively. No other net premiums written by the Company were subject to retrospective rating features.

D.	Medical loss ratio rebates required pursuant to the Public Health Service Act were as follows:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

		Individual	Small Group Employer	Large Group Employer	Other Categories with Rebates (a)	Total
(in millions)
Prior Reporting Year - December 31, 2019
(1)	Medical loss ratio rebates incurred	$5	$—	$—	$—	$6
(2)	Medical loss ratio rebates paid	8	—	—	—	9
(3)	Medical loss ratio rebates unpaid	4	—	—	—	4
(4)	Plus reinsurance assumed amounts	—	—	—	—	—
(5)	Less reinsurance ceded amounts	—	—	—	—	—
(6)	Rebates unpaid net of reinsurance	$4	$—	$—	$—	$4

Prior Reporting Year - December 31, 2020
(1)	Medical loss ratio rebates incurred	$—	$—	$—	$—	$—
(2)	Medical loss ratio rebates paid	3	—	—	—	3
(3)	Medical loss ratio rebates unpaid	1	—	—	—	1
(4)	Plus reinsurance assumed amounts	—	—	—	—	—
(5)	Less reinsurance ceded amounts	—	—	—	—	—
(6)	Rebates unpaid net of reinsurance	$1	$—	$—	$—	$1

Current Reporting Year - December 31, 2021
(7)	Medical loss ratio rebates incurred	$—	$—	$—	$—	$—
(8)	Medical loss ratio rebates paid	1	—	—	—	1
(9)	Medical loss ratio rebates unpaid	—	—	—	—	—
(10)	Plus reinsurance assumed amounts	—	—	—	—	—
(11)	Less reinsurance ceded amounts	—	—	—	—	—
(12)	Rebates unpaid net of reinsurance	$—	$—	$—	$—	$—

(a)	“Other Categories with Rebates” includes Student Health Plans, Mini-Med Plans and Expatriate plans.

E.	Risk-Sharing Provisions of the Affordable Care Act (ACA)

(1) - (5) Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 20 – HEALTH CARE RECEIVABLES

A.	Pharmaceutical Rebate Receivables

Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(in millions)

Quarter Ended	Estimated Pharmacy Rebates as Reported on Financial Statements	Pharmacy Rebates as Billed or Otherwise Confirmed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days After Billing
12/31/2021	$—	$—	$—	$—	$—
9/30/2021	$—	$—	$—	$—	$—
6/30/2021	$—	$—	$—	$—	$—
3/31/2021	$—	$—	$—	$—	$—

12/31/2020	$1	$1	$1	$—	$—
9/30/2020	$2	$1	$1	$—	$—
6/30/2020	$2	$1	$1	$—	$—
3/31/2020	$2	$1	$1	$—	$—

12/31/2019	$1	$—	$—	$—	$—
9/30/2019	$2	$1	$1	$—	$—
6/30/2019	$2	$1	$1	$—	$—
3/31/2019	$—	$—	$—	$—	$—

NOTE 21 – PARTICIPATING POLICIES

Premiums under participating policies were approximately $11 million in 2021, 2020, and 2019. These premiums represented 7.4% in 2021, 3.5% in 2020, and 3.7% in 2019 of total individual, group and accident and health premiums earned. The Company accounts for its policyholder dividends in accordance with SSAP No. 51, Life Contracts. The Company paid $10 million in dividends to policyholders in 2021 and $11 million in 2020 and 2019. The Company did not allocate any additional income to such policyholders.

NOTE 22 – PREMIUM DEFICIENCY RESERVES

The Company had liabilities for premium deficiency reserves of $38 million as of December 31, 2021 and $35 million as of December 31, 2020. The most recent evaluation of this liability was December 31, 2021. On accident and health contracts, the Company did consider anticipated investment income when calculating the premium deficiency reserves.

NOTE 23 – RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

(1)	The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

(2)	The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

Ordinary policies issued substandard are valued using either a multiple of the standard mortality rates or an addition to the standard mortality rates for flat extras.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

For Structured Settlement Annuity contracts issued to annuitants with health impairments, valuation of reserves complies with Actuarial Guideline IX-A in the use of substandard mortality.

(3)	As of December 31, 2021 and 2020, the Company had $1.1 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance totaled $1.5 billion and $1.6 billion as of December 31, 2021 and 2020, respectively.

(4)	Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost were generally determined by formula as described in the instructions and in part using the basic data.

(5)	Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

(6)	The nature of other reserve changes – Not applicable.

NOTE 24 – ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies as of December 31, were as follows:

(in millions)			2021
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$44	$5	$—	$49	3%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	134	134	7%
	d.	Total with adjustment or at market value (total a through c)	44	5	134	183	10%
	e.	At book value without adjustment (minimal or no charge or adjustment)	7	—	4	11	1%
(2)	Not subject to discretionary withdrawal provision		1,556	—	6	1,562	89%
(3)	Total (gross: direct + assumed)		1,607	5	144	1,756	100%
(4)	Reinsurance ceded		80	5	—	85
(5)	Total (net) (3) – (4)		$1,527	$—	$144	$1,671
(6)	Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:		$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
B.	GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$—	$—	$—	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	44	44	5%
	d.	Total with adjustment or at market value (total a through c)	—	—	44	44	5%
	e.	At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—%
(2)	Not subject to discretionary withdrawal provision		487	396	1	884	95%
(3)	Total (gross: direct + assumed)		487	396	45	928	100%
(4)	Reinsurance ceded		487	—	1	488
(5)	Total (net) (3) – (4)		$—	$396	$44	$440
(6)	Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:		$—	$—	$—	$—

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
C.	DEPOSIT-TYPE CONTRACTS
	(no life contingencies):
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$160	$—	$—	$160	3%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	1%
	c.	At fair value	—	—	4,476	4,476	94%
	d.	Total with adjustment or at market value (total a through c)	180	—	4,476	4,656	98%
	e.	At book value without adjustment (minimal or no charge or adjustment)	91	—	—	91	2%
(2)	Not subject to discretionary withdrawal provision		7	—	—	7	—%
(3)	Total (gross: direct + assumed)		277	—	4,476	4,754	100%
(4)	Reinsurance ceded		275	—	—	275
(5)	Total (net) (3) – (4)		$2	$—	$4,476	$4,478
(6)	Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:		$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)			2020
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$49	$5	$—	$54	3%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	135	135	7%
	d.	Total with adjustment or at market value (total a through c)	49	5	135	189	10%
	e.	At book value without adjustment (minimal or no charge or adjustment)	7	—	4	11	1%
(2)	Not subject to discretionary withdrawal provision		1,598	—	4	1,602	89%
(3)	Total (gross: direct + assumed)		1,654	5	143	1,802	100%
(4)	Reinsurance ceded		86	5	—	91
(5)	Total (net) (3) – (4)		$1,568	$—	$143	$1,712
(6)	Amount included in A(1)b above that will move to A(1)e in the year after the will move to A(1)e in the year after the statement		$—	$—	$—	$—

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
B.	GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$—	$—	$—	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	43	43	4%
	d.	Total with adjustment or at market value (total a through c)	—	—	43	43	4%
	e.	At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—%
(2)	Not subject to discretionary withdrawal provision		545	405	1	951	96%
(3)	Total (gross: direct + assumed)		545	405	44	994	100%
(4)	Reinsurance ceded		545	—	1	546
(5)	Total (net) (3) – (4)		$—	$405	$43	$448
(6)	Amount included in B(1)b above that will move to B(1)e in the year after the will move to B(1)e in the year after the statement		$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
C.	DEPOSIT-TYPE CONTRACTS
	(no life contingencies):
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$162	$—	$—	$162	4%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	—%
	c.	At fair value	—	—	4,206	4,206	94%
	d.	Total with adjustment or at market value (total a through c)	182	—	4,206	4,388	98%
	e.	At book value without adjustment (minimal or no charge or adjustment)	107	—	—	107	2%
(2)	Not subject to discretionary withdrawal provision		7	—	—	7	—%
(3)	Total (gross: direct + assumed)		296	—	4,206	4,502	100%
(4)	Reinsurance ceded		294	—	—	294
(5)	Total (net) (3) – (4)		$2	$—	$4,206	$4,208
(6)	Amount included in C(1)b above that will move to C(1)e in the year after the will move to C(1)e in the year after the statement		$—	$—	$—	$—

NOTE 25 – ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products, were as follows:

				2021
		(in whole dollars)		Account Value	Cash Value	Reserve
A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a.	Term Policies with Cash Value	$—	$6	$6
		b.	Universal Life	2,511	2,502	3,439
		c.	Universal Life with Secondary Guarantees	—	—	—
		d.	Indexed Universal Life	—	—	—
		e.	Indexed Universal Life with Secondary Guarantees	—	—	—
		f.	Indexed Life	—	—	—
		g.	Other Permanent Cash Value Life Insurance	—	1,942	1,959
		h.	Variable Life	—	—	—
		i.	Variable Universal Life	17	17	17
		j.	Miscellaneous Reserves	—	—	—
				2,528	4,467	5,421
	(2)	Not subject to discretionary withdrawal provision
		a.	Term Policies without Cash Value	XXX	XXX	36
		b.	Accidental Death Benefits	XXX	XXX	—
		c.	Disability - Active Lives	XXX	XXX	—
		d.	Disability - Disabled Lives	XXX	XXX	59
		e.	Miscellaneous Reserves	XXX	XXX	1,455
	(3)	Total (gross: direct + assumed)		2,528	4,467	6,971
	(4)	Reinsurance Ceded		1,630	2,043	4,466
	(5)	Total (net) (3) - (4)		$898	$2,424	$2,505

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

				Account Value	Cash Value	Reserve
B.	Separate Account with Guarantees
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a.	Term Policies with Cash Value	$—	—	—
		b.	Universal Life	1,671	1,671	1,671
		c.	Universal Life with Secondary Guarantees	—	—	—
		d.	Indexed Universal Life	—	—	—
		e.	Indexed Universal Life with Secondary Guarantees	—	—	—
		f.	Indexed Life	—	—	—
		g.	Other Permanent Cash Value Life Insurance	—	—	—
		h.	Variable Life	—	—	—
		i.	Variable Universal Life	2,859	2,860	2,859
		j.	Miscellaneous Reserves	—	—	—
				4,530	4,531	4,530
	(2)	Not subject to discretionary withdrawal provision
		a.	Term Policies without Cash Value	XXX	XXX	—
		b.	Accidental Death Benefits	XXX	XXX	—
		c.	Disability - Active Lives	XXX	XXX	—
		d.	Disability - Disabled Lives	XXX	XXX	—
		e.	Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)		4,530	4,531	4,530
	(4)	Reinsurance Ceded		—	—	—
	(5)	Total (net) (3) - (4)		$4,530	$4,531	$4,530

C.	Separate Account Nonguaranteed
Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

				2020
		(in whole dollars)		Account Value	Cash Value	Reserve
A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a.	Term Policies with Cash Value	$—	$6	$6
		b.	Universal Life	2,590	2,583	3,531
		c.	Universal Life with Secondary Guarantees	—	—	—
		d.	Indexed Universal Life	—	—	—
		e.	Indexed Universal Life with Secondary Guarantees	—	—	—
		f.	Indexed Life	—	—	—
		g.	Other Permanent Cash Value Life Insurance	—	1,960	1,988
		h.	Variable Life	—	—	—
		i.	Variable Universal Life	19	19	19
		j.	Miscellaneous Reserves	—	—	—
				2,609	4,568	5,544
	(2)	Not subject to discretionary withdrawal provision
		a.	Term Policies without Cash Value	XXX	XXX	38
		b.	Accidental Death Benefits	XXX	XXX	—
		c.	Disability - Active Lives	XXX	XXX	—
		d.	Disability - Disabled Lives	XXX	XXX	63
		e.	Miscellaneous Reserves	XXX	XXX	1,609
	(3)	Total (gross: direct + assumed)		2,609	4,568	7,254
	(4)	Reinsurance Ceded		1,697	2,126	4,727
	(5)	Total (net) (3) - (4)		$912	$2,442	$2,527

				Account Value	Cash Value	Reserve
B.	Separate Account with Guarantees
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a.	Term Policies with Cash Value	$—	—	—
		b.	Universal Life	1,665	1,665	1,665
		c.	Universal Life with Secondary Guarantees	—	—	—
		d.	Indexed Universal Life	—	—	—
		e.	Indexed Universal Life with Secondary Guarantees	—	—	—
		f.	Indexed Life	—	—	—
		g.	Other Permanent Cash Value Life Insurance	—	—	—
		h.	Variable Life	—	—	—
		i.	Variable Universal Life	2,790	2,771	2,790
		j.	Miscellaneous Reserves	—	—	—
				4,455	4,436	4,455
	(2)	Not subject to discretionary withdrawal provision
		a.	Term Policies without Cash Value	XXX	XXX	—
		b.	Accidental Death Benefits	XXX	XXX	—
		c.	Disability - Active Lives	XXX	XXX	—
		d.	Disability - Disabled Lives	XXX	XXX	—
		e.	Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)		4,455	4,436	4,455
	(4)	Reinsurance Ceded		—	—	—
	(5)	Total (net) (3) - (4)		$4,455	$4,436	$4,455

C.	Separate Account Nonguaranteed
Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 26 – PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

(in millions)	2021		2020		2019
Type	Gross	Loading	Gross	Loading	Gross	Loading
Ordinary Renewal	$—	$—	$—	$—	$—	$—
Group Life	(24)	(24)	6	6	(20)	(20)
Totals	$(24)	$(24)	$6	$6	$(20)	$(20)

NOTE 27 – SEPARATE ACCOUNTS

A.	Separate Account Activity

(1)	Separate account assets held by the Company represent funds for the following:

•	variable universal and universal life contracts primarily supporting corporate owned life insurance products;

•	deposit type contracts primarily held for pension benefits;

•	survivor income benefits, and;

•	reinsured variable annuity and life contracts.

The assets of these accounts are generally carried at market value, with the exception of universal life contracts that carry the vast majority of investments at amortized cost.

(2)	These accounts are maintained independently and all assets are legally insulated from the general account of the Company.

(in millions)	Legally Insulated Assets
Product/Transaction	2021	2020
Variable Universal Life and Universal Life	$4,902	$4,844
Deposit Type Contracts	4,477	4,216
Survivor Income Benefits	668	671
Reinsured Variable Annuities and Variable Life	205	201
Total	$10,252	$9,932

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(3)	Products within the separate account that contain guarantees supported by the Company’s general account for investment losses are described below.

For universal life products, the Company guarantees to replace non-performing assets as needed in the event of default and guarantees that upon surrender, the policyholder cash surrender value will be at least equal to a guaranteed accumulation account value.

There are limited variable universal life products that guarantee a minimum credited interest rate, excluding credit losses.

Under survivor income policies, the Company guarantees that separate account assets will be sufficient to pay benefits through a series of fixed income payments provided to a beneficiary. The sponsoring employer has the primary responsibility to ensure that assets are sufficient to pay these benefits and is required to maintain assets that exceed a certain percentage of benefit obligations.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five (5) years:

a.	2021	$ 17	million
b.	2020	$ 16	million
c.	2019	$ 16	million
d.	2018	$ 16	million
e.	2017	$ 16	million

For the years ended December 31, 2021, 2020, 2019, 2018 and 2017, no cash payment has been required from the Company’s general account to fund these separate account guarantees.

(4)	As of December 31, 2021 and December 31, 2020, none of the Company’s separate accounts were engaged in securities lending. The Company’s policies and procedures follow applicable statutory guidance, including segregated presentation of reinvested collateral and payable for collateral received whenever the company becomes engaged in securities lending.

(5)	As of years ended December 31, 2021, 2020, and 2019, the amount of fees and expenses due by the separate account to the general account was zero. During 2021, 2020, and 2019, the separate account remitted $7 million each year to the general account for Other Fees and Expenses. No amounts relating to seed money or additional required surplus were due to the general account as of December 31, 2021, 2020, and 2019, nor remitted to the general account at any time during 2021, 2020, or 2019.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

 (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B.	General Nature and Characteristics of Separate Accounts Business

Information regarding the separate accounts of the Company at December 31 was as follows:

(in millions)				2021
					Nonindexed	Nonindexed	Nonguaranteed
					guarantee less	guarantee more	Separate
				Indexed	than/equal to 4%	than 4%	Accounts	Total
(1)	Premiums, considerations, or deposits for the year ended December 31, 2021			$—	$—	$28	$2,692	$2,720

(2)	Reserves at December 31, 2021
	For accounts with assets at:
	a.	Fair value		$—	$140	$396	$7,383	$7,919
	b.	Amortized cost		—	1,671	—	—	1,671
	c.	Total reserves		$—	$1,811	$396	$7,383	$9,590

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$—	$—	$—	$—	$—
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	140	—	7,373	7,513
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,671	—	4	1,675
		5.	Subtotal	$—	$1,811	$—	$7,377	$9,188

	b.	Not subject to discretionary withdrawal		—	—	396	6	402
	c.	Total		$—	$1,811	$396	$7,383	$9,590

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2021.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)				2020
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations or deposits for the year ended December 31, 2020			$—	$—	$37	$1,237	$1,274

(2)	Reserves at December 31, 2020
	For accounts with assets at:
	a.	Fair value		$—	$140	$405	$7,042	$7,587
	b.	Amortized cost		—	1,665	—	—	1,665
	c.	Total reserves		$—	$1,805	$405	$7,042	$9,252

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$—	$—	$—	$—	$—
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	140	—	7,033	7,173
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,665	—	4	1,669
		5.	Subtotal	$—	$1,805	$—	$7,037	$8,842

	b.	Not subject to discretionary withdrawal		—	—	405	5	410
	c.	Total		$—	$1,805	$405	$7,042	$9,252

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2020.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)				2019
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations or deposits for the year ended December 31, 2019			$—	$—	$38	$727	$765

(2)	Reserves at December 31, 2019
	For accounts with assets at:
	a.	Fair value		$—	$134	$402	$6,107	$6,643
	b.	Amortized cost		—	1,658	—	—	1,658
	c.	Total reserves		$—	$1,792	$402	$6,107	$8,301

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$—	$—	$—	$—	$—
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	134	—	6,100	6,234
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,658	—	3	1,661
		5.	Subtotal	$—	$1,792	$—	$6,103	$7,895

	b.	Not subject to discretionary withdrawal		—	—	402	4	406
	c.	Total		$—	$1,792	$402	$6,107	$8,301

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2019.

C.	Reconciliation of Net Transfers To or (From) Separate Accounts

(in millions)		2021	2020	2019
(1)	Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
	a. Transfers to Separate Accounts	$30	$58	$39
	b. Transfers from Separate Accounts	122	99	106
	c. Net transfers to or (from) Separate Accounts	(92)	(40)	(67)
(2)	Reconciling Adjustments:
	a. Separate Account Reserve reinsured with PRIAC	—	—	—
	b. Other non-separate account expenses	6	5	6
(3)	Transfers as reported in the Statutory Statements of Income and Changes in Capital and Surplus:	$(86)	$(35)	$(61)

NOTE 28 - LOSS/CLAIM ADJUSTMENT EXPENSES

The table below reconciles the Company’s accident & health unpaid claims liabilities between December 31, 2021 and December 31, 2020, as follows:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

 (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	2021	2020
Liability at beginning of year	$16	$18
Incurred expenses for insured or covered events, current year	10	124
Incurred expenses (income) for insured or covered events, prior years	—	(4)
Total provision	10	120
Payments for insured or covered events, current year	9	111
Payments for insured or covered events, prior years	11	12
Total payments	20	123
Liability at end of year	$6	$16

As a result of actual claims paid during the year, incurred claims attributable to insured events of prior years were favorable to reserve levels in 2021 and 2020. Liability for claims incurred in prior periods is periodically evaluated and adjusted, reflecting recent claim activity. Positive/(Negative) adjustments to the prior year incurred claim levels reflects higher/(lower) than expected claim development compared to the original estimate.

The Company took into account estimated anticipated salvage and subrogation in its determination of the liability for unpaid claims/losses which resulted in no change to the liability for the years presented.

NOTE 29 – CONCENTRATION OF RISK

The Company had one customer from which it earned 24% of gross premiums for the year ended December 31, 2021, and 15% of gross premiums for the years ended December 31, 2020 and 2019. For the years ended December 31, 2021, 2020, and 2019, the following states had concentrations of 10% or greater of the Company’s total premium:

		Concentrations
2021		2020		2019
Texas	20%	Florida	20%	Florida	20%
		Texas	21%	Texas	19%

NOTE 30 – STATE DEPOSITS

Minimum Surplus

Effective July 1, 2014, the state of Connecticut requires a company to submit a plan of corrective action when a company’s total adjusted capital falls below 300% of authorized control level Risk Based Capital and fails a negative trend test. The Company exceeded the minimum capital requirements of $4,193 million, $3,686 million, and $3,337 million as of December 31, 2021, 2020, and 2019, respectively.

To comply with regulatory requirements, deposits of $1,517 million and $1,562 million as of December 31, 2021 and 2020, respectively, have been placed with the following Departments of Insurance and are included in bonds in the accompanying Statutory Balance Sheets:

(in millions)

	Deposits
State	2021	2020
California	7	9
Connecticut	2	2
South Carolina	5	5
Canada	142	132
Aggregate Alien and Other	1,359	1,412
Remaining States	2	2
Total	$1,517	$1,562

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

 (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 31 – SUBSEQUENT EVENTS

Other than discussed below, the Company is not aware of any Type 1 or Type 2 events that occurred subsequent to the balance sheet date for these financial statements which would have had a material effect on the financial condition of the Company. In preparing these financial statements the Company has evaluated events that occurred between the balance sheet date and April 25, 2022.

On February 1, 2022, the Company paid an extraordinary dividend of $475 million to CGC.

Type II - Non-Recognized Subsequent Event

Effective February 1, 2022, PRIAC novated its reinsurance agreement with Cigna to Prudential Insurance Company of America ("PICA"), an affiliate of PRIAC.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

ADDITIONAL STATUTORY INFORMATION

FOR THE YEAR ENDED December 31, 2021

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule 1 – Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

(in millions)
Investment Income Earned
Government bonds	$12
Bonds Exempt from U.S. tax	—
Other bonds (unaffiliated)	156
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stock of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	2,500
Mortgage loans	11
Real estate	36
Premium notes, policy loans and liens	60
Cash, Cash Equivalents and Short-term Investments	—
Derivative instruments	4
Other invested assets	37
Aggregate write-ins for investment income	1
Gross investment income	$2,817

Real Estate Owned - book Value less Encumbrances	$236

Mortgage Loans - Book Value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages and all other	304

Total mortgage loans	$304

Mortgage Loans by Standing - Book Value:
Good standing	$304
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—

Other Long Term Assets - Statement Value	$276
Policy Loans	$1,245
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$—
Preferred stocks	$—
Common stocks	$5,700

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule 1 – Selected Financial Data

(in millions)
Bonds and Short-Term Investments by Class and Maturity:

Bonds by Maturity - Statement Value
Due within one year or less	$87
Over 1 year through 5 years	494
Over 5 years through 10 years	645
Over 10 years through 20 years	580
Over 20 years	1,339
No Maturity Date	—

Total by maturity	$3,145

Bonds by Class - Statement Value
Class 1	$1,277
Class 2	1,733
Class 3	82
Class 4	46
Class 5	5
Class 6	2

Total by class	$3,145

Total Bonds Publicly Traded	$1,622
Total Bonds Privately Placed	$1,523
Preferred Stocks - Statement Value	$1
Common Stocks - Market Value	$5,706
Short-Term Investments - Book Value	$—
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$3
Futures Contracts Open - Current Value (Notional)	$—
Cash on Deposit	$8

Life Insurance in Force:
Industrial	$—
Ordinary	$14,134
Credit Life	$—
Group Life	$35,311

Amount of Accidental Death Insurance in Force under Ordinary Policies	$13

Life Insurance Policies with Disability Provision in Force:
Industrial	$—
Ordinary	$44
Credit Life	$—
Group Life	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

 (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule 1 – Selected Financial Data

(in millions)
Supplementary Contracts in Force:
Ordinary - Not involving life contingencies
Amount on deposit	$—
Income payable	$—
Ordinary - Involving life contingencies
Income payable	$—
Group - Not involving life contingencies
Amount on deposit	$—
Income payable	$—
Group - Involving life contingencies
Income payable	$53
Annuities - Ordinary
Immediate - Amount of income payable	$143
Deferred - Fully paid - account balance	$—
Deferred - Not fully paid - account balance	$—
Annuities - Group
Amount of income payable	$—
Fully paid - account balance	$—
Not fully paid - account balance	$—

Accident and Health Insurance - Premiums in Force
Group	$7
Credit	$—
Other	$3

Deposit Funds and Dividend Accumulations:
Deposits funds - account balance	$2
Dividend accumulations - account balance	$—

Claim Payments
Group Accident and Health - Year Ended December 31
2021	$3
2020	$3
2019	$8
2018	$6
2017	$18
Prior	$(2)
Other Accident and Health
2021	$6
2020	$118
2019	$146
2018	$150
2017	$149
Prior	$12
Other Coverages that Use Developmental Methods to Calculate Claims Reserves
2021	$—
2020	$—
2019	$—
2018	$—
2017	$—
Prior	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule 2 – Summary Investment Schedule

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
		Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	31,875,666	0.287	31,875,666	—	31,875,666	0.288
	1.02 All other governments	117,295,267	1.056	117,295,267	—	117,295,267	1.061
	1.03 U.S. states, territories and possessions, etc. guaranteed	—	—	—	—	—	—
	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	—	—	—	—	—	—
	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	161,926,292	1.458	161,926,292	—	161,926,292	1.464
	1.06 Industrial and miscellaneous	2,834,052,073	25.517	2,834,052,073	—	2,834,052,073	25.625
	1.07 Hybrid securities	—	—	—	—	—	—
	1.08 Parent, subsidiaries and affiliates	—	—	—	—	—	—
	1.09 SVO identified funds	—	—	—	—	—	—
	1.10 Unaffiliated Bank loans	—	—	—	—	—	—
	1.11 Total long-term bonds	3,145,149,298	28.319	3,145,149,298	—	3,145,149,298	28.437
2.	Preferred stocks (Schedule D, Part 2, Section 1)
	2.01 Industrial and miscellaneous (Unaffiliated)	1,208,651	0.011	1,208,651	—	1,208,651	0.011
	2.02 Parent, subsidiaries and affiliates	—	—	—	—	—	—
	2.03 Total preferred stocks	1,208,651	0.011	1,208,651	—	1,208,651	0.011
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	779,527	0.007	779,527	—	779,527	0.007
	3.02 Industrial and miscellaneous Other (Unaffiliated)	5,026,577	0.045	5,026,577	—	5,026,577	0.045
	3.03 Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
	3.04 Parent, subsidiaries and affiliates Other	5,700,487,516	51.327	5,700,487,516	—	5,700,487,516	51.542
	3.05 Mutual funds	—	—	—	—	—	—
	3.06 Unit investment trusts	—	—	—	—	—	—
	3.07 Closed-end funds	—	—	—	—	—	—
	3.08 Total common stocks	5,706,293,620	51.379	5,706,293,620	—	5,706,293,620	51.594
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	—	—	—	—	—	—
	4.02 Residential mortgages	—	—	—	—	—	—
	4.03 Commercial mortgages	304,276,847	2.740	304,276,847	—	304,276,847	2.751
	4.04 Mezzanine real estate loans	—	—	—	—	—	—
	4.05 Total valuation allowance	—	—	—	—	—	—
	4.06 Total mortgage loans	304,276,847	2.740	304,276,847	—	304,276,847	2.751
5.	Real estate (Schedule A):
	5.01 Properties occupied by company	234,679,389	2.113	234,679,388	—	234,679,388	2.122
	5.02 Properties held for production of income	1,652,476	0.015	1,652,476	—	1,652,476	0.015
	5.03 Properties held for sale	—	—	—	—	—	—
	5.04 Total real estate	236,331,865	2.128	236,331,864	—	236,331,864	2.137

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule 2 – Summary Investment Schedule

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
		Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	7,778,548	0.070	7,778,548	—	7,778,548	0.070
	6.02 Cash equivalents (Schedule E, Part 2)	118,829,965	1.070	118,829,965	—	118,829,965	1.074
	6.03 Short-term investments (Schedule DA)	—	—	—	—	—	—
	6.04 Total cash, cash equivalents and short-term investments	126,608,513	1.140	126,608,513	—	126,608,513	1.145
7.	Contract loans	1,245,480,315	11.214	1,245,480,315	—	1,245,480,315	11.261
8.	Derivatives (Schedule DB)	7,954,813	0.072	7,954,813	—	7,954,813	0.072
9.	Other invested assets (Schedule BA)	276,906,771	2.493	275,845,695	—	275,845,695	2.494
10.	Receivables for securities	56,098,374	0.505	10,774,249	—	10,774,249	0.097
11.	Securities Lending (Schedule DL, Part 1)	—	—	—	—	—
12.	Other invested assets (Page 2, Line 11)	—	—	—	—	—	—
13.	Total invested assets	11,106,309,067	100.000	11,059,923,865	—	11,059,923,865	100.000

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2021
(To Be Filed by April 1)

Of The CONNECTICUT GENERAL LIFE INSURANCE COMPANY
ADDRESS (City, State and Zip Code) Bloomfield . CT 06002
NAIC Group Code 0901	NAIC Company Code 62308	Federal Employer’s Identification Number (FEIN) 06-0303370

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement,	$11,207,566,085

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CIGNA HEALTH AND LIFE INS CO	Affiliated Common Stock	$5, 700, 487, 515	50.9%
2.02	RFCSP STRIP PRINCIPAL	Bond	$90, 048, 403	0.8%
2.03	CATERPILLAR INC	Bond	$47, 987, 378	0.4%
2.04	BRUSSELS AIRPORT NV/SA	Bond	$45, 962, 235	0.4%
2.05	AUGUSTA FUNDING	Bond	$44, 746, 043	0.4%
2.06	TENN VALLEY AUTHORITY	Bond	$37, 329, 680	0.3%
2.07	NSM PORTS FINANCE CO PTY LTD	Bond	$33, 501, 200	0.3%
2.08	KFW	Bond	$33, 442, 614	0.3%
2.09	CONSOLIDATED EDISON CO O	Bond	$32, 911, 515	0.3%
2.10	ORANGE & ROCKLAND UTILIT	Bond	$31, 165, 978	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$1,276,635,029	11.4%	3.07	P/RP-1	$0	0.0%
3.02	NAIC-2	$1,733,219,254	15.5%	3.08	P/RP-2	$0	0.0%
3.03	NAIC-3	$82,591,979	0.7%	3.09	P/RP-3	$0	0.0%
3.04	NAIC-4	$46,229,341	0.4%	3.10	P/RP-4	$0	0.0%
3.05	NAIC-5	$4,747,751	0.0%	3.11	P/RP-5	$0	0.0%
3.06	NAIC-6	$1,725,951	0.0%	3.12	P/RP-6	$1,208,651	0.0%

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$894,071,446	8.0%
4.03	Foreign-currency-denominated investments	$323,047,666	2.9%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

 CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENT FOR THE YEAR 2021 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$756,774,157	6.8%
5.02	Countries designated NAIC-2	$88,261,503	0.8%
5.03	Countries designated NAIC-3 or below	$49,035,786	0.4%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC-1:	$218,109,194	1.9%
6.01	Country 1: Australia	$166,473,099	1.7%
6.02	Country 2: United Kingdom
	Countries designated NAJC-2	$35,845,223	0.3%
6.03	Country 1: Mexico	$17,466,993	0.2%
6.04	Country: India
	Countries designated NAJC-3 or below	$19,631,337	0.2%
6.05	Country 1: Bahanas	$9,472,137	0.1%
6.06	Country 2: Saint Martin

		1	2
7.	Aggregate unhedged foreign currency exposure	$40,901,861	0.4%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$40,901,861	0.4%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC-1:
9.01	Country 1: United Kingdom	$36,924,524	0.3%
9.02	Country 2: France	$2,471,627	0.0%
	Countries designated NAIC-2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10.	Ten largest non-sovereign (i,e, non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	BRUSSELS AIRPORT NV/SA	Bond	$45,962,235	0.4%
10.02	NSM PORTS FINANCE CO PTY LTD	Bond	$33,501,200	0.3%
10.03	CARIBBEAN UTILITIES CO	Bond	$27,000,000	0.2%
10.04	TOTTENHAM HOTSPUR F.C.	Bond	$26,979,800	0.2%
10.05	KINGSPAN SEC. '16 DES. ACT. CO	Bond	$24,399,705	0.2%
10.06	SANCTUARY HOUSING ASSOC	Bond	$22,932,830	0.2%
10.07	MEXICO CITY ARPT TRUST	Bond	$19,856,168	0.2%
10.08	ORIGIN FINANCE 2 PLC	Bond	$18,885,860	0.2%
10.09	DBCT FINANCE PTY LIMITED	Bond	$16,651,112	0.1%
10.10	HOLCIM CAPITAL CORP	Bond	$15,932,814	0.1%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENT FOR THE YEAR 2021 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investment with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? Yes ☐ No ☒

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02	CIGNA HEALTH AND LIFE INS CO	$5,700,487,515	50.9%
13.03	LINCOLNSHIRE TT HOLDINGS LLC	$3,090,439	0.0%
13.04	PREFERE RESINS	$1,044,159	0.0%
13.05	CONSTRUCTION SUPPLY GROUP LLC	$913,074	0.0%
13.06	Columbus Hydraulics Company	$769,027	0.0%
13.07	MMGY GLOBAL LLC	$545,453	0.0%
13.08	REYEMEAR HOLDINGS, LLC	$340,000	0.0%
13.09	SWANSON INDUSTRIES INC.	$199,963	0.0%
13.10	ALCOM. LLC	$70,000	0.0%
13,11	TIDEMATER INC.	$42,551	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENT FOR THE YEAR 2021 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investment held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENT FOR THE YEAR 2021 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial	$21,635,764	0.2%
16.03	Commercial	$20,749,875	0.2%
16.04	Commercial	$16,895,055	0.2%
16.05	Commercial	$16,123,412	0.1%
16.06	Commercial	$14,620,954	0.1%
16.07	Commercial	$14,500,000	0.1%
16.08	Commercial	$13,083,304	0.1%
16.09	Commercial	$13,000,000	0.1%
16.10	Commercial	$11,500,000	0.1%
16.11	Commercial	$9,840,327	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	Above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$3,363,376	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$11,177,896	0.1%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$42,744,366	0.4%	$0	0.0%
17.05	below 70%	$0	0.0%	$246,991,208	2.2%	$0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 19.01 is yes, responses are not required for the remainder of interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENT FOR THE YEAR 2021 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01	Hedging	$5,576,073	0.0%	$4,274,390	$5,547,727	$5,527,290
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes    No ■

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes    No    N/A ■

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes    No ■

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes    No    N/A ■

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes    No ■

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2021

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes No ■		Yes No N/A ■
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No ■		Yes No N/A ■

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes    No ■ N/A

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes    No ■ N/A

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

CG Variable Life Insurance Separate Account I

CG Variable Life Insurance Separate Account I

Statements of assets and liabilities

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
Alger Capital Appreciation Portfolio - Class I-2	$280,976	$280,976	$280,976
Alger Large Cap Growth Portfolio - Class I-2	259,973	259,973	259,973
Alger Mid Cap Growth Portfolio - Class I-2	375,178	375,178	375,178
Alger Small Cap Growth Portfolio - Class I-2	183,496	183,496	183,496
Fidelity® VIP Asset Manager Portfolio - Initial Class	6,086	6,086	6,086
Fidelity® VIP Equity-Income Portfolio - Initial Class	200,060	200,060	200,060
Fidelity® VIP Government Money Market Portfolio - Initial Class	8,170	8,170	8,170
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,575	5,575	5,575
MFS® VIT Utilities Series - Initial Class	2,880	2,880	2,880
MFS® VIT II Income Portfolio - Initial Class	117,860	117,860	117,860
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	48,184	48,184	48,184
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	482,803	482,803	482,803

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

CG Variable Life Insurance Separate Account I

Statements of operations

Years Ended December 31, 2019, 2020, and 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Year Ended December 31, 2019
Alger Capital Appreciation Portfolio - Class I-2	$—	$(581)	$(581)	$1,371
Alger Large Cap Growth Portfolio - Class I-2	—	(359)	(359)	1,584
Alger Mid Cap Growth Portfolio - Class I-2	—	(589)	(589)	2,537
Alger Small Cap Growth Portfolio - Class I-2	—	(253)	(253)	642
Fidelity® VIP Asset Manager Portfolio - Initial Class	358	(51)	307	(210)
Fidelity® VIP Equity-Income Portfolio - Initial Class	5,661	(671)	4,990	(5,364)
Fidelity® VIP Government Money Market Portfolio - Initial Class	568	(70)	498	—
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	218	(21)	197	25
MFS® VIT Total Return Series - Initial Class	796	(85)	711	50
MFS® VIT Utilities Series - Initial Class	878	(55)	823	616
MFS® VIT II Income Portfolio - Initial Class	3,659	(254)	3,405	(501)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	5,365	(240)	5,125	(27,261)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(81)	(81)	393
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	19	(3)	16	(38)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	977	(401)	576	12
Year Ended December 31, 2020
Alger Capital Appreciation Portfolio - Class I-2	$—	$(746)	$(746)	$1,692
Alger Large Cap Growth Portfolio - Class I-2	327	(444)	(117)	4,710
Alger Mid Cap Growth Portfolio - Class I-2	—	(698)	(698)	11,728
Alger Small Cap Growth Portfolio - Class I-2	1,354	(309)	1,045	1,576
Fidelity® VIP Asset Manager Portfolio - Initial Class	101	(37)	64	(609)
Fidelity® VIP Equity-Income Portfolio - Initial Class	5,150	(676)	4,474	(3,680)
Fidelity® VIP Government Money Market Portfolio - Initial Class	67	(47)	20	—
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	149	(18)	131	128
MFS® VIT Total Return Series - Initial Class	282	(59)	223	989
MFS® VIT Utilities Series - Initial Class	369	(41)	328	611
MFS® VIT II Income Portfolio - Initial Class	4,129	(270)	3,859	230
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(90)	(90)	577
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	3	(1)	2	(43)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,503	(614)	889	34
Year Ended December 31, 2021
Alger Capital Appreciation Portfolio - Class I-2	$—	$(726)	$(726)	$52,481
Alger Large Cap Growth Portfolio - Class I-2	—	(639)	(639)	4,220
Alger Mid Cap Growth Portfolio - Class I-2	—	(935)	(935)	20,753
Alger Small Cap Growth Portfolio - Class I-2	—	(522)	(522)	9,584
Fidelity® VIP Asset Manager Portfolio - Initial Class	97	(15)	82	44
Fidelity® VIP Equity-Income Portfolio - Initial Class	4,010	(637)	3,373	24,589
Fidelity® VIP Government Money Market Portfolio - Initial Class	1	(32)	(31)	—
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	118	(15)	103	61
MFS® VIT Total Return Series - Initial Class	244	(29)	215	2,100
MFS® VIT Utilities Series - Initial Class	264	(34)	230	2,981
MFS® VIT II Income Portfolio - Initial Class	3,528	(282)	3,246	546
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(120)	(120)	1,028
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,757	(1,075)	682	7,589

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2019
Alger Capital Appreciation Portfolio - Class I-2	$28,136	$29,507	$35,965	$64,891
Alger Large Cap Growth Portfolio - Class I-2	2,759	4,343	29,683	33,667
Alger Mid Cap Growth Portfolio - Class I-2	26,231	28,768	29,775	57,954
Alger Small Cap Growth Portfolio - Class I-2	5,459	6,101	18,459	24,307
Fidelity® VIP Asset Manager Portfolio - Initial Class	848	638	2,376	3,321
Fidelity® VIP Equity-Income Portfolio - Initial Class	16,094	10,730	47,361	63,081
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	498
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	25	538	760
MFS® VIT Total Return Series - Initial Class	906	956	4,543	6,210
MFS® VIT Utilities Series - Initial Class	64	680	3,371	4,874
MFS® VIT II Income Portfolio - Initial Class	—	(501)	7,764	10,668
Neuberger Berman AMT Large Cap Value Portfolio - I Class	58,165	30,904	(2,791)	33,238
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2,275	2,668	5,964	8,551
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	—	(38)	64	42
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	13,015	13,027	8,020	21,623
Year Ended December 31, 2020
Alger Capital Appreciation Portfolio - Class I-2	$46,516	$48,208	$59,475	$106,937
Alger Large Cap Growth Portfolio - Class I-2	29,271	33,981	60,324	94,188
Alger Mid Cap Growth Portfolio - Class I-2	39,544	51,272	98,169	148,743
Alger Small Cap Growth Portfolio - Class I-2	9,084	10,660	54,195	65,900
Fidelity® VIP Asset Manager Portfolio - Initial Class	149	(460)	1,908	1,512
Fidelity® VIP Equity-Income Portfolio - Initial Class	13,157	9,477	7,031	20,982
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	20
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	3	131	368	630
MFS® VIT Total Return Series - Initial Class	326	1,315	(735)	803
MFS® VIT Utilities Series - Initial Class	385	996	(1,253)	71
MFS® VIT II Income Portfolio - Initial Class	—	230	5,678	9,767
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,831	2,408	10,530	12,848
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	—	(43)	45	4
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	10,326	10,360	35,609	46,858
Year Ended December 31, 2021
Alger Capital Appreciation Portfolio - Class I-2	$58,099	$110,580	$(65,529)	$44,325
Alger Large Cap Growth Portfolio - Class I-2	58,103	62,323	(33,916)	27,768
Alger Mid Cap Growth Portfolio - Class I-2	131,205	151,958	(135,656)	15,367
Alger Small Cap Growth Portfolio - Class I-2	60,540	70,124	(79,593)	(9,991)
Fidelity® VIP Asset Manager Portfolio - Initial Class	33	77	403	562
Fidelity® VIP Equity-Income Portfolio - Initial Class	25,666	50,255	5,687	59,315
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	(31)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	160	221	(384)	(60)
MFS® VIT Total Return Series - Initial Class	649	2,749	(1,281)	1,683
MFS® VIT Utilities Series - Initial Class	515	3,496	(2,339)	1,387
MFS® VIT II Income Portfolio - Initial Class	4,580	5,126	(8,086)	286
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	5,096	6,124	(399)	5,605
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	8,986	16,575	67,894	85,151

CG Variable Life Insurance Separate Account I

Statements of changes in net assets

Years Ended December 31, 2019, 2020 and 2021

	Alger Capital Appreciation Portfolio - Class I-2 Subaccount	Alger Large Cap Growth Portfolio - Class I-2 Subaccount	Alger Mid Cap Growth Portfolio - Class I-2 Subaccount	Alger Small Cap Growth Portfolio - Class I-2 Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Government Money Market Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$195,535	$127,552	$194,090	$84,990	$19,107	$223,469	$33,589
Changes From Operations:
• Net investment income (loss)	(581)	(359)	(589)	(253)	307	4,990	498
• Net realized gain (loss) on investments	29,507	4,343	28,768	6,101	638	10,730	—
• Net change in unrealized appreciation or depreciation on investments	35,965	29,683	29,775	18,459	2,376	47,361	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	64,891	33,667	57,954	24,307	3,321	63,081	498
Changes From Unit Transactions:
• Net unit transactions	(1,112)	(11,628)	(8,562)	(6,360)	(1,478)	26,478	(11,236)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,112)	(11,628)	(8,562)	(6,360)	(1,478)	26,478	(11,236)
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,779	22,039	49,392	17,947	1,843	89,559	(10,738)
NET ASSETS AT DECEMBER 31, 2019	259,314	149,591	243,482	102,937	20,950	313,028	22,851
Changes From Operations:
• Net investment income (loss)	(746)	(117)	(698)	1,045	64	4,474	20
• Net realized gain (loss) on investments	48,208	33,981	51,272	10,660	(460)	9,477	—
• Net change in unrealized appreciation or depreciation on investments	59,475	60,324	98,169	54,195	1,908	7,031	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	106,937	94,188	148,743	65,900	1,512	20,982	20
Changes From Unit Transactions:
• Net unit transactions	(1,994)	(13,479)	(22,642)	(6,543)	(16,458)	(13,292)	(2,723)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,994)	(13,479)	(22,642)	(6,543)	(16,458)	(13,292)	(2,723)
TOTAL INCREASE (DECREASE) IN NET ASSETS	104,943	80,709	126,101	59,357	(14,946)	7,690	(2,703)
NET ASSETS AT DECEMBER 31, 2020	364,257	230,300	369,583	162,294	6,004	320,718	20,148
Changes From Operations:
• Net investment income (loss)	(726)	(639)	(935)	(522)	82	3,373	(31)
• Net realized gain on investments	110,580	62,323	151,958	70,124	77	50,255	—
• Net change in unrealized appreciation or depreciation on investments	(65,529)	(33,916)	(135,656)	(79,593)	403	5,687	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,325	27,768	15,367	(9,991)	562	59,315	(31)
Changes From Unit Transactions:
• Net unit transactions	(127,606)	1,905	(9,772)	31,193	(480)	(179,973)	(11,947)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(127,606)	1,905	(9,772)	31,193	(480)	(179,973)	(11,947)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,281)	29,673	5,595	21,202	82	(120,658)	(11,978)
NET ASSETS AT DECEMBER 31, 2021	$280,976	$259,973	$375,178	$183,496	$6,086	$200,060	$8,170

See accompanying notes.

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Income Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$8,131	$32,561	$21,091	$99,667	$281,136	$25,381
Changes From Operations:
• Net investment income (loss)	197	711	823	3,405	5,125	(81)
• Net realized gain (loss) on investments	25	956	680	(501)	30,904	2,668
• Net change in unrealized appreciation or depreciation on investments	538	4,543	3,371	7,764	(2,791)	5,964
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	760	6,210	4,874	10,668	33,238	8,551
Changes From Unit Transactions:
• Net unit transactions	(1,065)	(3,968)	(3,972)	(717)	(314,374)	100
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,065)	(3,968)	(3,972)	(717)	(314,374)	100
TOTAL INCREASE (DECREASE) IN NET ASSETS	(305)	2,242	902	9,951	(281,136)	8,651
NET ASSETS AT DECEMBER 31, 2019	7,826	34,803	21,993	109,618	—	34,032
Changes From Operations:
• Net investment income (loss)	131	223	328	3,859	—	(90)
• Net realized gain (loss) on investments	131	1,315	996	230	—	2,408
• Net change in unrealized appreciation or depreciation on investments	368	(735)	(1,253)	5,678	—	10,530
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	630	803	71	9,767	—	12,848
Changes From Unit Transactions:
• Net unit transactions	(1,899)	(22,443)	(6,386)	(838)	—	(2,101)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,899)	(22,443)	(6,386)	(838)	—	(2,101)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,269)	(21,640)	(6,315)	8,929	—	10,747
NET ASSETS AT DECEMBER 31, 2020	6,557	13,163	15,678	118,547	—	44,779
Changes From Operations:
• Net investment income (loss)	103	215	230	3,246	—	(120)
• Net realized gain on investments	221	2,749	3,496	5,126	—	6,124
• Net change in unrealized appreciation or depreciation on investments	(384)	(1,281)	(2,339)	(8,086)	—	(399)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(60)	1,683	1,387	286	—	5,605
Changes From Unit Transactions:
• Net unit transactions	(922)	(14,846)	(14,185)	(973)	—	(2,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(922)	(14,846)	(14,185)	(973)	—	(2,200)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(982)	(13,163)	(12,798)	(687)	—	3,405
NET ASSETS AT DECEMBER 31, 2021	$5,575	$—	$2,880	$117,860	$—	$48,184

CG Variable Life Insurance Separate Account I

Statements of changes in net assets (continued)

Years Ended December 31, 2019, 2020 and 2021

	Neuberger Berman AMT Short Duration Bond Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,537	$—
Changes From Operations:
• Net investment income (loss)	16	576
• Net realized gain (loss) on investments	(38)	13,027
• Net change in unrealized appreciation or depreciation on investments	64	8,020
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	42	21,623
Changes From Unit Transactions:
• Net unit transactions	(736)	233,740
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(736)	233,740
TOTAL INCREASE (DECREASE) IN NET ASSETS	(694)	255,363
NET ASSETS AT DECEMBER 31, 2019	843	255,363
Changes From Operations:
• Net investment income (loss)	2	889
• Net realized gain (loss) on investments	(43)	10,360
• Net change in unrealized appreciation or depreciation on investments	45	35,609
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4	46,858
Changes From Unit Transactions:
• Net unit transactions	(847)	(10,655)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(847)	(10,655)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(843)	36,203
NET ASSETS AT DECEMBER 31, 2020	—	291,566
Changes From Operations:
• Net investment income (loss)	—	682
• Net realized gain on investments	—	16,575
• Net change in unrealized appreciation or depreciation on investments	—	67,894
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	85,151
Changes From Unit Transactions:
• Net unit transactions	—	106,086
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	106,086
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	191,237
NET ASSETS AT DECEMBER 31, 2021	$—	$482,803

See accompanying notes.

CG Variable Life Insurance Separate Account I

Notes to financial statements

December 31, 2021

1. Accounting Policies and Variable Account Information

The Variable Account: CG Variable Life Insurance Separate Account I (the Variable Account) is a segregated investment account of Connecticut General Life Insurance Company (CG Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of CG Life. The assets and liabilities of the Variable Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Variable Account are owned by CG Life, but are not available to meet the general obligations of CG Life. The Variable Account only offers one product (Flexible Premium Variable Life) at one fee rate.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations of its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although CG Life is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fourteen available mutual funds (the Funds) of five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

The Alger Portfolios:

Alger Capital Appreciation Portfolio - Class I-2

Alger Large Cap Growth Portfolio - Class I-2

Alger Mid Cap Growth Portfolio - Class I-2

Alger Small Cap Growth Portfolio - Class I-2

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Government Money Market Portfolio - Initial Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

MFS® Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class*

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Income Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Short Duration Bond Portfolio - I Class*

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

*  Available fund with no money invested at December 31, 2021

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2021. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

CG Variable Life Insurance Separate Account I

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of CG Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Diversification Requirements: Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

Investment Fund Changes: During 2019, the Neuberger Berman AMT Sustainable Equity Portfolio - I Class fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2019, the 2019 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019.

Also during 2019, the Neuberger Berman AMT Large Cap Value Portfolio - I Class fund ceased to be available as an investment option to Variable Account contract owners.

During 2020, the following fund changed its name:

Previous Fund Name	New Fund Name
MFS® VIT II Strategic Income Portfolio - Initial Class	MFS® VIT II Income Portfolio - Initial Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

CG Life charges each variable sub-account, for mortality and expense risk, a daily deduction, equivalent to .25% of total assets per year. The mortality and expense risk charges, for each sub-account, are reported on the Statements of Operations.

CG Life deducts a premium load of 3.5% of each premium payment to cover its state taxes and federal income tax liabilities. The premium loads for the years ended December 31, 2021, 2020 and 2019, amounted to $625, $261 and $473, respectively.

CG Life charges a monthly administrative fee of $15 in the first policy year and $5 in subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2021, 2020 and 2019, amounted to $1,073, $1,221 and $1,260, respectively.

On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable sub-account and/or fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2021, 2020 and 2019, amounted to $52,636, $87,154 and $87,313, respectively.

CG Variable Life Insurance Separate Account I

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $25 for transfers between sub-accounts. No transfer fees for the variable sub-accounts were deducted for the years ended December 31, 2021, 2020 and 2019.

CG Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2021 and 2020 there were no surrender charges or partial surrender charges. For the year ended December 31, 2019 there were surrender charges and partial surrender charges in the amount of $25.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2021, follows:

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
Alger Capital Appreciation Portfolio - Class I-2
	2021		0.25%	$96.19	2,921	$280,976	18.83%	0.00%
	2020		0.25%	80.95	4,500	364,257	41.40%	0.00%
	2019		0.25%	57.25	4,530	259,314	33.25%	0.00%
	2018		0.25%	42.96	4,551	195,535	-0.35%	0.08%
	2017		0.25%	43.12	4,952	213,509	30.76%	0.16%
Alger Large Cap Growth Portfolio - Class I-2
	2021		0.25%	64.56	4,027	259,973	11.56%	0.00%
	2020		0.25%	57.87	3,980	230,300	66.61%	0.18%
	2019		0.25%	34.73	4,307	149,591	27.11%	0.00%
	2018		0.25%	27.32	4,668	127,552	1.95%	0.00%
	2017		0.25%	26.80	5,908	158,343	28.14%	0.00%
Alger Mid Cap Growth Portfolio - Class I-2
	2021		0.25%	48.39	7,754	375,178	3.94%	0.00%
	2020		0.25%	46.55	7,940	369,583	64.22%	0.00%
	2019		0.25%	28.35	8,590	243,482	29.93%	0.00%
	2018		0.25%	21.82	8,897	194,090	-7.68%	0.00%
	2017		0.25%	23.63	9,622	227,365	29.47%	0.00%
Alger Small Cap Growth Portfolio - Class I-2
	2021		0.25%	62.30	2,945	183,496	-6.29%	0.00%
	2020		0.25%	66.48	2,441	162,294	66.73%	1.09%
	2019		0.25%	39.87	2,582	102,937	29.01%	0.00%
	2018		0.25%	30.91	2,750	84,990	1.18%	0.00%
	2017		0.25%	30.55	2,586	79,005	28.41%	0.00%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2021		0.25%	29.02	210	6,086	9.66%	1.59%
	2020		0.25%	26.46	227	6,004	14.59%	0.69%
	2019		0.25%	23.09	907	20,950	17.95%	1.77%
	2018		0.25%	19.58	976	19,107	-5.59%	1.24%
	2017		0.25%	20.74	1,788	37,080	13.82%	1.85%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2021		0.25%	34.93	5,728	200,060	24.58%	1.57%
	2020		0.25%	28.04	11,439	320,718	6.43%	1.90%
	2019		0.25%	26.34	11,883	313,028	27.12%	2.11%
	2018		0.25%	20.72	10,784	223,469	-8.52%	2.34%
	2017		0.25%	22.65	8,150	184,619	12.61%	1.88%

CG Variable Life Insurance Separate Account I

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
Fidelity® VIP Government Money Market Portfolio - Initial Class
	2021		0.25%	$10.55	774	$8,170	-0.24%	0.01%
	2020		0.25%	10.58	1,904	20,148	0.07%	0.35%
	2019		0.25%	10.57	2,162	22,851	1.76%	2.03%
	2018		0.25%	10.39	3,233	33,589	1.40%	1.61%
	2017		0.25%	10.25	3,344	34,258	0.42%	0.67%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2021		0.25%	19.38	288	5,575	-0.85%	1.96%
	2020		0.25%	19.55	335	6,557	9.11%	2.07%
	2019		0.25%	17.92	437	7,826	9.39%	2.60%
	2018		0.25%	16.38	496	8,131	-0.79%	1.15%
	2017		0.25%	16.51	3,682	60,792	3.96%	2.37%
MFS® VIT Total Return Series - Initial Class
	2021		0.00%	—	—	—	0.00%	1.79%
	2020		0.25%	25.91	508	13,163	9.54%	1.20%
	2019		0.25%	23.66	1,471	34,803	20.08%	2.33%
	2018		0.25%	19.70	1,653	32,561	-5.85%	2.21%
	2017		0.25%	20.92	2,022	42,291	12.04%	2.37%
MFS® VIT Utilities Series - Initial Class
	2021		0.25%	47.86	60	2,880	13.80%	1.94%
	2020		0.25%	42.06	373	15,678	5.64%	2.25%
	2019		0.25%	39.81	552	21,993	24.76%	3.96%
	2018		0.25%	31.91	661	21,091	0.79%	0.90%
	2017		0.25%	31.66	1,292	40,905	14.56%	4.32%
MFS® VIT II Income Portfolio - Initial Class
	2021		0.25%	21.29	5,536	117,860	0.22%	3.13%
	2020		0.25%	21.24	5,580	118,547	9.08%	3.81%
	2019		0.25%	19.48	5,628	109,618	11.32%	3.59%
	2018		0.25%	17.50	5,697	99,667	-2.23%	3.83%
	2017		0.25%	17.90	6,339	113,440	5.97%	4.71%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	—	—	—	0.00%	1.84%
	2018		0.25%	21.84	12,875	281,136	-1.29%	1.19%
	2017		0.25%	22.12	13,243	292,933	13.08%	0.58%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2021		0.25%	24.34	1,979	48,184	12.71%	0.00%
	2020		0.25%	21.60	2,073	44,779	39.63%	0.00%
	2019		0.25%	15.47	2,200	34,032	32.41%	0.00%
	2018		0.25%	11.68	2,173	25,381	-6.64%	0.00%
	2017		0.25%	12.51	2,614	32,713	24.98%	0.00%
Neuberger Berman AMT Short Duration Bond Portfolio - I Class
	2020		0.00%	—	—	—	0.00%	0.69%
	2019		0.25%	12.53	67	843	3.40%	1.59%
	2018		0.25%	12.12	127	1,537	0.80%	1.41%
	2017		0.25%	12.03	180	2,159	0.60%	1.36%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2021		0.25%	39.28	12,291	482,803	23.17%	0.41%
	2020		0.25%	31.89	9,143	291,566	19.26%	0.61%
	2019	4/30/19	0.25%	26.74	9,550	255,363	9.22%	0.41%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

CG Variable Life Insurance Separate Account I

Notes to financial statements (continued)

3. Financial Highlights (continued)

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Alger Capital Appreciation Portfolio - Class I-2	$74,314	$144,547
Alger Large Cap Growth Portfolio - Class I-2	70,067	10,698
Alger Mid Cap Growth Portfolio - Class I-2	171,570	51,072
Alger Small Cap Growth Portfolio - Class I-2	120,446	29,235
Fidelity® VIP Asset Manager Portfolio - Initial Class	130	495
Fidelity® VIP Equity-Income Portfolio - Initial Class	53,947	204,881
Fidelity® VIP Government Money Market Portfolio - Initial Class	3,755	15,733
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	279	938
MFS® VIT Total Return Series - Initial Class	892	14,874
MFS® VIT Utilities Series - Initial Class	779	14,219
MFS® VIT II Income Portfolio - Initial Class	17,130	10,277
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	5,433	2,657
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	152,643	36,889

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Alger Capital Appreciation Portfolio - Class I-2	$48,814	$5,038
Alger Large Cap Growth Portfolio - Class I-2	32,499	16,824
Alger Mid Cap Growth Portfolio - Class I-2	50,032	33,828
Alger Small Cap Growth Portfolio - Class I-2	10,604	7,018
Fidelity® VIP Asset Manager Portfolio - Initial Class	250	16,495
Fidelity® VIP Equity-Income Portfolio - Initial Class	60,854	56,515
Fidelity® VIP Government Money Market Portfolio - Initial Class	21,446	24,149
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	152	1,917
MFS® VIT Total Return Series - Initial Class	608	22,502
MFS® VIT Utilities Series - Initial Class	754	6,427
MFS® VIT II Income Portfolio - Initial Class	12,536	9,515
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2,331	2,691
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	3	848
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	21,496	20,936

CG Variable Life Insurance Separate Account I

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Alger Capital Appreciation Portfolio - Class I-2	$31,164	$4,725
Alger Large Cap Growth Portfolio - Class I-2	7,337	16,568
Alger Mid Cap Growth Portfolio - Class I-2	29,388	12,312
Alger Small Cap Growth Portfolio - Class I-2	5,574	6,730
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,205	1,528
Fidelity® VIP Equity-Income Portfolio - Initial Class	102,175	54,618
Fidelity® VIP Government Money Market Portfolio - Initial Class	4,295	15,034
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	941	1,809
MFS® VIT Total Return Series - Initial Class	1,702	4,054
MFS® VIT Utilities Series - Initial Class	942	4,027
MFS® VIT II Income Portfolio - Initial Class	11,502	8,816
Neuberger Berman AMT Large Cap Value Portfolio - I Class	70,143	321,233
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	4,782	2,489
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	19	739
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	264,499	17,168

5. Investments

The following is a summary of investments owned at December 31, 2021:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Alger Capital Appreciation Portfolio - Class I-2	2,979	$94.33	$280,976	$217,319
Alger Large Cap Growth Portfolio - Class I-2	3,206	81.08	259,973	211,247
Alger Mid Cap Growth Portfolio - Class I-2	16,915	22.18	375,178	376,788
Alger Small Cap Growth Portfolio - Class I-2	6,582	27.88	183,496	199,453
Fidelity® VIP Asset Manager Portfolio - Initial Class	332	18.33	6,086	5,486
Fidelity® VIP Equity-Income Portfolio - Initial Class	7,650	26.15	200,060	178,699
Fidelity® VIP Government Money Market Portfolio - Initial Class	8,170	1.00	8,170	8,170
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	418	13.35	5,575	5,368
MFS® VIT Utilities Series - Initial Class	75	38.31	2,880	2,170
MFS® VIT II Income Portfolio - Initial Class	12,014	9.81	117,860	119,557
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,194	40.34	48,184	32,338
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	13,038	37.03	482,803	371,280

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio - Class I-2	173	(1,752)	(1,579)
Alger Large Cap Growth Portfolio - Class I-2	206	(159)	47
Alger Mid Cap Growth Portfolio - Class I-2	808	(994)	(186)
Alger Small Cap Growth Portfolio - Class I-2	914	(410)	504
Fidelity® VIP Asset Manager Portfolio - Initial Class	—	(17)	(17)
Fidelity® VIP Equity-Income Portfolio - Initial Class	780	(6,491)	(5,711)
Fidelity® VIP Government Money Market Portfolio - Initial Class	356	(1,486)	(1,130)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	(47)	(47)
MFS® VIT Total Return Series - Initial Class	—	(508)	(508)
MFS® VIT Utilities Series - Initial Class	—	(313)	(313)
MFS® VIT II Income Portfolio - Initial Class	427	(471)	(44)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	14	(108)	(94)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	4,114	(966)	3,148

CG Variable Life Insurance Separate Account I

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Decrease
Alger Capital Appreciation Portfolio - Class I-2	39	(69)	(30)
Alger Large Cap Growth Portfolio - Class I-2	71	(398)	(327)
Alger Mid Cap Growth Portfolio - Class I-2	245	(895)	(650)
Alger Small Cap Growth Portfolio - Class I-2	4	(145)	(141)
Fidelity® VIP Asset Manager Portfolio - Initial Class	—	(680)	(680)
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,797	(2,241)	(444)
Fidelity® VIP Government Money Market Portfolio - Initial Class	2,020	(2,278)	(258)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	(102)	(102)
MFS® VIT Total Return Series - Initial Class	—	(963)	(963)
MFS® VIT Utilities Series - Initial Class	—	(179)	(179)
MFS® VIT II Income Portfolio - Initial Class	419	(467)	(48)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	30	(157)	(127)
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	—	(67)	(67)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	380	(787)	(407)

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio - Class I-2	63	(84)	(21)
Alger Large Cap Growth Portfolio - Class I-2	151	(512)	(361)
Alger Mid Cap Growth Portfolio - Class I-2	134	(441)	(307)
Alger Small Cap Growth Portfolio - Class I-2	4	(172)	(168)
Fidelity® VIP Asset Manager Portfolio - Initial Class	—	(69)	(69)
Fidelity® VIP Equity-Income Portfolio - Initial Class	3,425	(2,326)	1,099
Fidelity® VIP Government Money Market Portfolio - Initial Class	358	(1,429)	(1,071)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	44	(103)	(59)
MFS® VIT Total Return Series - Initial Class	—	(182)	(182)
MFS® VIT Utilities Series - Initial Class	—	(109)	(109)
MFS® VIT II Income Portfolio - Initial Class	416	(485)	(69)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	313	(13,188)	(12,875)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	195	(168)	27
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	—	(60)	(60)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	10,232	(682)	9,550

7. Subsequent Events

Management evaluated subsequent events through April 27, 2022, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Connecticut General Life Insurance Company
and

Contract Owners of CG Variable Life Insurance Separate Account I

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise CG Variable Life Insurance Separate Account I ("Variable Account"), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP
We have served as the Variable Account's Auditor since at least 2009, but we are unable to determine the specific year.

Philadelphia, Pennsylvania

April 27, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Alger Capital Appreciation Portfolio - Class I-2	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Alger Large Cap Growth Portfolio - Class I-2	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Alger Mid Cap Growth Portfolio - Class I-2	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Alger Small Cap Growth Portfolio - Class I-2	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
MFS® VIT Total Return Series - Initial Class	Available fund with no money invested at December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
MFS® VIT Utilities Series - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
MFS® VIT II Income Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Neuberger Berman AMT Short Duration Bond Portfolio - I Class	Available fund with no money invested at December 31, 2021	For each of the two years in the period ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2021	For each of the two years in the period ended December 31, 2021 and the period from April 30, 2019 through December 31, 2019	For each of the two years in the period ended December 31, 2021 and the period from April 30, 2019 (commencement of operations) through December 31, 2019